                                                                    EXHIBIT 10.1




                            ASSET PURCHASE AGREEMENT


                                  BY AND AMONG


                         M & L INTERNATIONAL GROUP, LLC

                              M & L HONG KONG, LTD.

                              AND AMEREX (USA) INC.

                                     (Buyer)


                                       AND


                            M & L INTERNATIONAL, INC.

                                       AND


                       M & L INTERNATIONAL (H.K.) LIMITED


                                    (Sellers)



                             Dated February 5, 1999

                                TABLE OF CONTENTS

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
ARTICLE I DEFINITIONS.............................................................................................2
         Affiliate................................................................................................2
         Amerex...................................................................................................2
         Assets...................................................................................................2
         Assigned Contracts.......................................................................................2
         Assumed Liabilities......................................................................................2
         Bankruptcy Code..........................................................................................2
         Bankruptcy Court.........................................................................................2
         Books and Records........................................................................................2
         Break Up Fee.............................................................................................2
         Business ................................................................................................2
         Business Day.............................................................................................3
         Buyer....................................................................................................3
         Closing .................................................................................................3
         Closing Date.............................................................................................3
         Code.....................................................................................................3
         Contracts................................................................................................3
         Customer Orders..........................................................................................3
         Deposit..................................................................................................3
         Employee Benefit Plan....................................................................................3
         Employee Pension Benefit Plan............................................................................3
         Employee Welfare Benefit Plan............................................................................3
         Environmental Laws.......................................................................................3
         Equipment................................................................................................4
         ERISA....................................................................................................4
         Escrow Agreement.........................................................................................4
         Escrow Amount............................................................................................4
         Estimated Purchase Price.................................................................................4
         Excluded Assets..........................................................................................4
         Excluded Contracts.......................................................................................4
         GAAP.....................................................................................................4
         Government...............................................................................................5
         Higher and Better Offers.................................................................................5
         Improvements.............................................................................................5
         Intellectual Property Rights.............................................................................5
         Interim Agreement........................................................................................5
         Interim Gross Profits....................................................................................5
         Interim Net Sales........................................................................................5
         Inventory................................................................................................5
         Leased Real Property.....................................................................................5

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
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
         Leases...................................................................................................5
         Lien.....................................................................................................5
         M&LHK....................................................................................................5
         M&L Hong Kong............................................................................................5
         M&LIG....................................................................................................5
         M&L International........................................................................................5
         Mackintosh...............................................................................................5
         Material Adverse Effect..................................................................................5
         Multiemployer Plan.......................................................................................6
         Operating Costs and Expenses.............................................................................6
         Order ...................................................................................................6
         Permits..................................................................................................6
         Person ..................................................................................................6
         Premises ................................................................................................6
         Purchase Orders..........................................................................................6
         Purchase Price...........................................................................................6
         Reorganization Case......................................................................................6
         Returned Goods...........................................................................................6
         Sale Hearing.............................................................................................6
         Secured Bank Group.......................................................................................6
         Sellers..................................................................................................6
         Sellers' Cost............................................................................................6
         Sellers' Receivables.....................................................................................6
         Severance Plans..........................................................................................7
         Subsidiary...............................................................................................7
         Taxes....................................................................................................7
         Transaction Taxes........................................................................................7
         Warn.....................................................................................................7
ARTICLE II PURCHASE AND SALE......................................................................................7
         Section 2.1 Assets to be Sold and Purchased..............................................................7
         Section 2.2 Assumed Liabilities.........................................................................11
         Section 2.3 Allocation of Assets and Liabilities Between M&LIG and M&LHK................................12
ARTICLE III PURCHASE PRICE; ESCROW...............................................................................12
         Section 3.1 Purchase Price..............................................................................12
         Section 3.2 Payment of Purchase Price...................................................................12
         Section 3.3 Escrow Amount...............................................................................13
         Section 3.4 Deposit.....................................................................................13
         Section 3.5 Physical Inventory; Estimated Purchase Price................................................14
         Section 3.6 Post-Closing Adjustment.....................................................................15
ARTICLE IV CLOSING...............................................................................................16

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
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ARTICLE V REPRESENTATION AND WARRANTIES OF THE SELLERS...........................................................17
         Section 5.1 Corporate Organization......................................................................17
         Section 5.2 Qualification to Do Business................................................................17
         Section 5.3 Authorization and Validity of Agreements....................................................18
         Section 5.4 No Conflict or Violation....................................................................18
         Section 5.5 Consents and Approvals......................................................................18
         Section 5.6 Compliance with Law.........................................................................19
         Section 5.7 Litigation..................................................................................19
         Section 5.7 Litigation..................................................................................19
         Section 5.9 Employee Benefits...........................................................................20
         Section 5.10 Contracts..................................................................................20
         Section 5.11 Inventory..................................................................................21
         Section 5.12 Purchase Orders............................................................................21
         Section 5.13 Permits....................................................................................21
         Section 5.14 Leases.....................................................................................21
         Section 5.15 Environmental Matters......................................................................22
         Section 5.16 Insurance..................................................................................22
         Section 5.17 Intellectual Property Rights...............................................................22
         Section 5.18 Equipment..................................................................................23
         Section 5.19 Condition of Title of Assets...............................................................23
         Section 5.20 Brokers' and Finders' Fees.................................................................23
         Section 5.21 Hong Kong Receivables......................................................................23
         Section 5.22 Disclaimer.................................................................................23
ARTICLE VI REPRESENTATION AND WARRANTIES OF BUYER................................................................24
         Section 6.1 Organization................................................................................24
         Section 6.2 Authorization and Validity of Agreements....................................................24
         Section 6.3 No Conflict or Violation....................................................................24
         Section 6.4 Consents and Approvals......................................................................25
         Section 6.5 Brokers' and Finders' Fees..................................................................25
         Section 6.6 Acknowledgment by Buyer.....................................................................25
ARTICLE VII COVENANTS OF THE SELLERS.............................................................................27
         Section 7.1 Conduct of Business Before the Closing Date Acknowledgement by Buyer........................27
         Section 7.2 Consents and Approvals......................................................................28
         Section 7.3 Access to Properties and Records............................................................28
         Section 7.4 Assigned Contracts..........................................................................28
         Section 7.5 Reasonable Efforts..........................................................................29
         Section 7.2 Curing of Default under Assigned Contracts..................................................29
         Section 7.6 Notice to the Buyer.........................................................................29
         Section 7.8 Break-Up Fee................................................................................29
         Section 7.9 Higher and Better Offers; Bidding Procedures................................................30
         Section 7.10 Application for the Order..................................................................30
         Section 7.11 Post Closing Responsibilities of Sellers...................................................32

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
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
         Section 7.12 Misdirected Payments.......................................................................32
         Section 7.13 Trademark Assignments......................................................................32
         Section 7.14 Access to Books and Records................................................................32
         Section 7.15 Withdrawal of Motion or Order by Sellers...................................................32
ARTICLE VIII COVENANTS OF BUYER..................................................................................33
         Section 8.1 Actions Before Closing Date.................................................................33
         Section 8.2 Consents and Approvals......................................................................33
         Section 8.3 Collection of Sellers'Accounts Receivable...................................................33
         Section 8.4 Returns of Sellers'Goods....................................................................33
         Section 8.5 Right to Set-off............................................................................35
         Section 8.6 Misdirected Payments........................................................................35
         Section 8.7 Access to Books and Records.................................................................35
ARTICLE IX EMPLOYEES.............................................................................................36
         Section 9.1 Termination of Employees....................................................................36
         Section 9.2 COBRA.......................................................................................37
         Section 9.3 Employee Benefit Plans......................................................................37
ARTICLE X TAXES; RECORDING FEES..................................................................................37
ARTICLE XI CONDITIONS PRECEDENT
         TO PERFORMANCE BY THE SELLERS...........................................................................38
         Section 11.1 Representations and Warranties of the Buyer................................................38
         Section 11.2 Performance of the Obligations of the Buyer................................................38
         Section 11.3 Consents and Approvals.....................................................................39
         Section 11.4 No Violation of Orders.....................................................................39
         Section 11.5 Entry of the Order.........................................................................39
ARTICLE XII CONDITIONS PRECEDENT TO THE
         PERFORMANCE BY THE BUYER................................................................................39
         Section 12.1 Representations and Warranties of the Sellers..............................................39
         Section 12.2 Performance of the Obligations of the Sellers..............................................40
         Section 12.3 Consents and Approvals.....................................................................40
         Section 12.4 No Violation of Orders.....................................................................40
         Section 12.5 No Material Adverse Change.................................................................40
         Section 12.6 Intentionally Omitted......................................................................41
         Section 12.7 Entry of the Order.........................................................................41
ARTICLE XIII TERMINATION.........................................................................................41
         Section 13.1 Conditions of Termination..................................................................41
         Section 13.2 Specific Performance.......................................................................42
         Section 13.3 Effect of Termination; Right to Proceed....................................................43
ARTICLE XIV GENERAL AND MISCELLANEOUS............................................................................44
         Section 14.1 Successors and Assigns.....................................................................44
         Section 14.2 Governing Law; Jurisdiction................................................................44
         Section 14.3 Expenses...................................................................................44
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         Section 14.4 Notice of Bankruptcy Proceedings...........................................................44
         Section 14.5 Further Assurances.........................................................................44
         Section 14.6 Severability...............................................................................45
         Section 14.7 Notices....................................................................................45
         Section 14.8 Amendments; Waivers........................................................................47
         Section 14.9 Public Announcements.......................................................................47
         Section 14.10 Entire Agreement..........................................................................47
         Section 14.11 Parties in Interest.......................................................................48
         Section 14.12 Section and Paragraph Headings............................................................48
         Section 14.13 Business Days.............................................................................48
         Section 14.14 Counterparts..............................................................................48
         Section 14.15 Treatment of Lease for Warehouse Premises in
                  Auburn, Washington ("Auburn Lease")............................................................48










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


List of Schedules

Schedule 1                    Assigned Contracts
Schedule 2.1(a)(i)            Equipment
Schedule 2.1(a)(ii)           Leased Real Property
Schedule 2.1(a)(iii)          Inventory
Schedule 2.1(a)(v)            Trademarks, Tradenames, Patents, Logos
Schedule 2.1(a)(ix)           Prepaid Expenses/Security Deposits
Schedule 2.1(a)(xvi)          M&L Hong Kong Accounts Receivable
Schedule 2.1(b)(iii)          Excluded Contracts
Schedule 2.2(a)               Assumed Liabilities
Schedule 3.1                  Purchase Price Formula
Schedule 5.2                  Jurisdictions Where Sellers Are Qualified to do Business
Schedule 5.5                  Consents and Waivers Required for Transaction
Schedule 5.6                  Compliance with Law
Schedule 5.7                  Litigation
Schedule 5.9                  Employee Benefit Plans
Schedule 5.10                 Contracts
Schedule 5.12                 Purchase Orders for which L/Cs have Not Been Opened
Schedule 5.13                 Permits
Schedule 5.14                 Defaults Under Leases
Schedule 5.15                 Environmental Law Violations
Schedule 5.16                 Insurance Policies
Schedule 5.17                 Intellectual Property
Schedule 5.18                 Equipment (with original purchase price over $10,000)
Schedule 5.19                 Condition of Title to Assets
Schedule 7.1                  Budget
Schedule 9.1                  Employees to Be Retained
Schedule 11.2                 Buyer Closing Documents
Schedule 12.2                 Sellers Closing Documents

List of Exhibits

Exhibit A                     Form of Escrow Agreement
Exhibit B                     Form of Order

                            ASSET PURCHASE AGREEMENT


         ASSET PURCHASE AGREEMENT dated this 5th day of February, 1999 by and among M&L INTERNATIONAL GROUP, LLC, a Delaware limited liability company with its principal office at 350 Fifth Avenue, New York, New York 10118 ("M&LIG"), M&L HONG KONG, LTD., a Hong Kong corporation ("M&LHK"), and AMEREX (USA) INC., a New York corporation with its principal office at 350 Fifth Avenue, New York, New York 10018 ("Amerex") (M&LIG, M&LHK and Amerex to be referred to hereinafter collectively as "Buyer"), M&L INTERNATIONAL, INC., an Illinois corporation with its principal office at 1333 North Kingsbury Street, Chicago, Illinois, 60622 ("M&L International") and M&L INTERNATIONAL (H.K.) LIMITED, a Hong Kong Corporation with its principal office at M-F, Keep Mount Centre, 9-11 Shing Wan Road, TaiWai, N.T. Hong Kong ("M&L Hong Kong") (M&L International and M&L Hong Kong to be referred to hereinafter collectively as the "Sellers").

                              W I T N E S S E T H:

         WHEREAS, M&L International is, simultaneously with the execution and delivery of this Agreement, filing a petition to commence a reorganization case (the "Reorganization Case") under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court");

         WHEREAS, after commencement of the Reorganization Case, M&L International will be operating its business as a debtor-in-possession pursuant to the Bankruptcy Code;

         WHEREAS, Buyer desires to purchase certain assets from Sellers and Sellers desire to sell such assets to Buyer, all upon the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, Sellers and Buyer are simultaneously entering into an agreement (the "Interim Agreement") pursuant to which Amerex agrees to facilitate the continued operation of the Business from the date hereof until the Closing Date by opening letters of credit subject to the terms and conditions of the Interim Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements hereinafter contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" shall mean, with respect to any Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person;

                  "Amerex" - See Preamble hereto;

                  "Assets" - See Section 2.1 (a);

                  "Assigned Contracts" shall mean the Contracts of Sellers listed on Schedule 1 annexed hereto;

                  "Assumed Liabilities" - See Section 2.2(a);

                  "Bankruptcy Code" - See the Recitals hereto;

                  "Bankruptcy Court" - See the Recitals hereto;

                  "Books and Records" - See Section 2.1(a)(xv);

                  "Break Up Fee" - See Section 7.8;

                  "Business" shall mean all the business activities and operations of the Sellers;


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

                  "Business Day" shall mean any day other than Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in New York City are authorized by law or other governmental action to close;

                  "Buyer" - See the Preamble hereto;

                  "Closing" -  See Article IV;

                  "Closing Date" -  See Article IV;

                  "Code" shall mean the Internal Revenue Code of 1986, as amended;

                  "Contracts" shall mean any and all contracts, agreements, leases, licenses, indentures, notes, mortgages, instruments, open Purchase Orders, open Customer Orders, or other binding arrangements to which either Seller is a party, whether oral or written, and all modifications and amendments thereto;

                  "Customer Orders" shall mean the Sellers' customer orders, contracts or other commitments to customers of the Business;

                  "Deposit" - See Section 3.4;

                  "Employee Benefit Plan" shall mean an Employee Pension Benefit Plan or an Employee Welfare Benefit Plan, where no distinction is required by the context in which the term is used;

                  "Employee Pension Benefit Plan" shall have the meaning set forth in Section 3(2) of ERISA;

                  "Employee Welfare Benefit Plan" shall have the meaning set forth in Section 3(l) of ERISA;

                  "Environmental Laws" shall mean all federal, state and local laws, statutes, ordinances and regulations, including, without limitation, any applicable judicial or administrative order, consent decree or judgment, all as in effect as of the Closing Date relative to the applicable Premises, relating to the regulation and protection of the environment and natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include but are not limited to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C. ss. 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. ss. 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss. 7401 et seq.) ("RCRA"); the Federal Water Pollution Control Act, as amended (29 U.S.C. ss. 300f et seq.); and any and all regulations promulgated thereunder, and all similar or analogous state, local and federal statutes, counterparts or equivalents and any transfer of ownership notification or approval statutes;

                  "Equipment" - See Section 2.1(a)(i);

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

                  "Escrow Agreement" - See Section 3.3;

                  "Escrow Amount" - See Section 3.3;

                  "Estimated Purchase Price" - See Section 3.5;

                  "Excluded Assets" - See Section 2.1(b);

                  "Excluded Contracts" - See Section 2.1(b)(iii);

                  "GAAP" shall mean U.S. generally accepted accounting principles;

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

                  "Government" shall mean any agency, division, subdivision, audit group or procuring office of the Government of the United States, and state, or any foreign government, including the employees or agents thereof;

                  "Higher and Better Offers" -  See Section 7.9;

                  "Improvements" -  See Section 2.1(a)(ii);

                  "Intellectual Property Rights" -  See Section 2.1(a)(vi);

                  "Interim Agreement" - See Recitals hereto;

                  "Interim Gross Profits" shall mean Sellers' gross profits on Interim Net Sales;

                  "Interim Net Sales" shall mean Sellers' net sales for the period January 1, 1999 through the Closing Date;

                  "Inventory" -  See Section 2.1(a)(iii);

                  "Leased Real Property" -  See Section 2.1(a)(ii);

                  "Leases" shall mean those real property leases listed on
Schedule 5.10;

                  "Lien" shall mean any mortgage, pledge, security interest, encumbrance, claim, lien (statutory or other) or conditional sale agreement;

                  "M&LHK" - See the Preamble hereto;

                  "M&L Hong Kong" - See the Preamble hereto;

                  "M&LIG" - See the Preamble hereto;

                  "M&L International" - See the Preamble hereto;

                  "Mackintosh" shall mean Mackintosh of New England Co.,

                  "Material Adverse Effect" shall mean a material adverse effect on the Assets, the Business or the use or operation thereof, in each case, taken as a whole, or a material adverse effect on Sellers' ability to consummate the transactions contemplated by this Agreement other than the commencement of the Reorganization Case as contemplated herein;

                  "Multiemployer Plan" shall have the meaning set forth in
Section 3(37) of ERISA;

                  "Operating Costs and Expenses" - See Schedule 3.1;

                  "Order" - See Section 7.10;

                  "Permits" - See Section 2.1(a)(xiii);

                  "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Government;

                  "Premises" - See Section 2.1(a)(ii);

                  "Purchase Orders" shall mean the Sellers' purchase orders, contracts or other commitments to suppliers of goods and services for materials, supplies or other items used in the Business;

                  "Purchase Price" - See Section 3.1;

                  "Reorganization Case" - See Recitals hereto;

                  "Returned Goods" - See Section 8.4;

                  "Sale Hearing" - See Section 7.10;

                  "Secured Bank Group" shall mean, collectively, Chase Manhattan Bank for itself, and as agent for certain other lenders of Sellers, together with such other lenders;

                  "Sellers" - See the Preamble hereto;

                  "Sellers' Cost" - see Schedule 3.1;

                  "Sellers' Receivables" - See Section 8.3;

                  "Severance Plans" shall mean all severance plans, programs or practices of the Sellers;

                  "Subsidiary" shall mean with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, of which more than 50% of either the equity interests in, or the voting control of, such corporation or other organization is, directly or indirectly, through subsidiaries or otherwise, beneficially owned by such Person;

                  "Taxes" shall mean for all purposes of this Agreement all taxes, however denominated, including any interest, penalties or additions to tax that may become payable in respect thereof, imposed by any Government, which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, gross receipts taxes, occupation taxes, real and personal property taxes, stamp taxes, transfer taxes, workmen's compensation taxes and other obligations of the same or a similar nature, whether arising before, on or after the Closing; and "Tax" shall mean any one of the foregoing;

                  "Transaction Taxes" - See Article X;

                  "WARN" shall mean the Federal Worker Adjustment and Retraining Notification Act.

                                   ARTICLE II

                                PURCHASE AND SALE

         Section 2.1      Assets to be Sold and Purchased.

                  (a) Subject to Section 2.1(b) and the other terms and conditions hereof, at the Closing Sellers shall sell, assign, transfer, convey and deliver to Buyer free and clear of all Liens, and Buyer shall purchase from Sellers, all of the property, assets and rights used or held for use in the Business (collectively, the "Assets") including:

                  (i) all of Sellers' rights, title and interest in and to the machinery, equipment, tools, supplies, spare parts, vehicles, furniture and other tangible personal property owned, used or held for use in the Business on the Closing Date (the "Equipment"), as set forth on Schedule 2.1(a)(i);

                  (ii) all of Sellers' rights, title and interest in and to the real property leased by Sellers and used in the Business (the "Premises") and all of Sellers' rights, title and interest in and to all buildings, improvements and fixtures constructed thereon (the "Improvements," and together with the Premises, the "Leased Real Property" ) as set forth on Schedule 2.1(a)(ii);

                  (iii) all raw materials, work-in-progress and inventories of finished goods, whether in possession of Sellers or any supplier, manufacturer or contractor of Sellers on the Closing Date (the "Inventory") which, as of December 31, 1998, is as set forth on Schedule 2.1(a)(iii);

                  (iv) all claims, rights and chooses in action of Sellers against third parties in respect of unliquidated rights under manufacturers' and vendors' warranties, guarantees or similar obligations to the extent same are assignable;

                  (v) all of Sellers' rights, title and interest in, to and under all patents, patent applications, trade names, trademarks, copyrights, copyright applications, service marks, trademark and service mark registrations and applications, domain names, logos and other intangible property as set forth on Schedule 2.1(a)(v), in each case, together with the good will of the business associated therewith, whether owned or licensed by Sellers (including, without limitation, all of Sellers' right to use the names "M&L" and "M&L International" and any derivations thereof) whether or not used in the Business, and the trademarks and trademark applications listed on Schedule 2.1(a)(v) annexed hereto under the heading "Mackintosh Trademarks" which are currently owned of record by Mackintosh;

                  (vi) all of Sellers' rights in, to and under trade secrets, formulae and specifications and technical know-how, whether currently being used or under development, including engineering and other drawings, data, design and specifications, product literature and related materials, in each case which are owned or licensed by Sellers as of the Closing Date (together with the intellectual property described in Section 2.1(a)(v), the "Intellectual Property Rights") and all of Sellers' books, records and computer software programs relating thereto;

                  (vii) all of Sellers' rights in, to and under the goodwill of the Business;

                  (viii) all of Sellers' rights, titles and interests in, to and under all Assigned Contracts;

                  (ix) all prepaid expenses, prepaid rents, and other prepayments, including security deposits relating to the Assigned Contracts, as of the Closing Date which, as of December 31, 1998, are as set forth on Schedule 2.1(a)(ix);

                  (x) all existing customer lists, credit policies and credit information with respect to all existing customers of, and all existing cost and pricing data for, the Business other than customer information pertaining to the collection of Sellers' Receivables;

                  (xi) all existing supplier lists, product specifications, bills of materials, production routings and all other production information;

                  (xii) all existing business plans, advertising and promotional plans, product development plans, forecasts, market research reports, competitor information, and reference catalogs;

                  (xiii) all of Sellers' rights under governmental licenses, certificates, permits, franchises, similar authorizations and approvals of Seller (the "Permits") relating to or necessary to the lawful conduct of the Business as of the Closing Date (including all rights of Sellers to obtain renewals and extensions thereof, together with all causes of action in favor of Sellers heretofore accrued or hereafter accruing with respect thereto), in each case to the extent such Permits are transferable;

                  (xiv) all transferable warranties and guarantees pertaining to the Assets; and

                  (xv) all books and records relating to the Business and the Assets (the "Books and Records") including, without limitation, records with respect to costs, Inventory and Equipment; materials, catalogues, correspondence, mailing lists, art work, films, negatives, photographs, sales materials and records; purchasing materials and records; personnel records with respect to employees of the Business being retained by Buyer; media materials and plates; sales order files; ledgers and other books of account of Sellers; plans, specifications, surveys, reports and other materials relating to the Leased Real Property; other records required to continue the Business as heretofore and now being conducted by Sellers; and all software programs, computer printouts, databases and related items used in the Business;

                  (xvi) accounts receivable of M&L Hong Kong as of the Closing Date, which as of December 31, 1998, are set forth on Schedule 2.1(a)(xvi); and

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

                  (xvii) all designs, patterns and supplies owned by Sellers or used by Sellers in the Business.

         (b) The Assets shall not include the following assets and properties (the "Excluded Assets"):

                  (i) all cash and cash equivalents, if any, belonging to Sellers;

                  (ii) all accounts receivable of M&L International existing prior to the Closing Date;

                  (iii) the Contracts set forth on Schedule 2.1(b)(iii) (the "Excluded Contracts");

                  (iv)   the capital stock of M&L Hong Kong;

                  (v) any and all Employee Benefit Plans of Sellers and all assets related thereto;

                  (vi)   any and all real property owned by Sellers;

                  (vii)  any and all amounts due to Sellers from Affiliates;

                  (viii) any Tax attributes or Tax receivables of Sellers, including any tax loss carryforward attributable to federal or state income Taxes;

                  (ix)   prepaid expenses to professionals; and

                  (x) all Books and Records relating to or used in the collection of Sellers' Receivables or in the possession or control of Sellers' outside accountants.

     Section 2.2 Assumed Liabilities.; Assumption of Obligations Under Assigned Contracts

         (a) Upon the Closing, Buyer shall assume all accounts payable, liabilities and obligations of Sellers set forth on Schedule 2.2 (a) (the "Assumed Liabilities").



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


         (b) From and after the Closing, Buyer shall perform all obligations required to be performed after Closing under the Assigned Contracts (the "Assumed Contract Obligations").

         (c) Buyer shall not assume or be bound by or otherwise be responsible for any liabilities or obligations of Sellers of any kind or nature, known, unknown, contingent or otherwise, other than the Assumed Liabilities and the Assumed Contract Obligations.

      Section 2.3 Allocation of Assets and Liabilities Between M&LIG and M&LHK. M&LIG and M&LHK shall purchase the Assets, and assume the Assumed Liabilities, in such proportion as they shall determine. Buyer shall notify Sellers of such determination prior to the Closing.

                                   ARTICLE III

                             PURCHASE PRICE; ESCROW

      Section 3.1 Purchase Price. The purchase price for the Assets (the "Purchase Price") shall be determined in accordance with the formula set forth on Schedule 3.1 annexed hereto. The Purchase Price shall be allocated to the Assets in accordance with applicable provisions of the Code and Internal Revenue Service Regulations and Sellers and Buyer agree to make the necessary and appropriate Tax filings in connection therewith.

      Section 3.2 Payment of Purchase Price. . At the Closing, the Estimated Purchase Price, less the Deposit, the Assumed Liabilities, and the Escrow Amount (the "Closing Cash Payment"), shall be paid by Buyer to, or for the account of Sellers, by wire transfer of immediately available funds unless otherwise directed by the Bankruptcy Court pursuant to the Order. The balance of the Purchase Price, if any, shall be paid by Buyer as provided in Section 3.6.

      Section 3.3 Escrow Amount. At Closing, Two Hundred Thousand Dollars ($200,000) of the Purchase Price (the "Escrow Amount") shall be deposited by Buyer into escrow with Greenberg Traurig, counsel to the Sellers, as escrow agent (the "Escrow Agent"), to be held and disbursed by the Escrow Agent pursuant to the terms of Section 3.6 and an escrow agreement in the form annexed hereto as Exhibit A (the "Escrow Agreement") until the actual Purchase Price is determined.

      Section 3.4 Deposit.

         (a) As a good faith deposit against the Purchase Price, the Buyer is delivering to Greenberg Traurig, counsel to the Sellers, concurrently with the execution and delivery of this Agreement, the sum of $250,000 (the "Deposit"), which shall be held by such attorneys in a segregated interest bearing escrow account pending application or disbursement thereof in accordance with this Agreement and pursuant to the Order. At the time of the Closing, the amount of the Deposit and interest earned thereon shall be applied in partial payment of the Purchase Price. In the event that this Agreement shall be terminated by the Sellers pursuant to Article XIII due to a breach of this Agreement by Buyer then the Deposit and interest earned thereon shall be retained by the Sellers as damages in respect of the Buyer's default and Sellers specifically reserve the right to sue for damages and for specific performance as provided in Section 13.2(b). Upon any other termination of this Agreement, the Deposit and all interest earned thereon shall be promptly returned to the Buyer, and if Buyer has terminated this Agreement pursuant to Article XIII due to a breach of this Agreement by Sellers, Buyer specifically reserves the right to sue for damages and for specific performance as provided in Section 13.2(a).

         (b) In order to induce the Sellers' counsel to act as escrow holder (in such capacity, the "Deposit Escrow Agent"), the parties hereby confirm that the Deposit Escrow Agent (i) shall not incur any liability for any action taken by it hereunder, except to the extent that the same constitutes gross negligence or willful misconduct by the Deposit Escrow Agent, (ii) shall be entitled to rely upon and assume to be accurate all notices and advice given to the Deposit Escrow Agent hereunder (absent specific knowledge to the contrary) and to rely upon any document and/or signature believed by it in good faith to be to be genuine and rendered by an authorized representative of the subject person, (iii) may, notwithstanding its status as Deposit Escrow Agent, act as counsel for the Sellers, without any claims of conflict of interest by reason thereof, (iv) may resign at any time, provided that such resignation shall not become effective until a substitute escrow agent is appointed by mutual agreement of the Sellers and the Buyer, and the Deposit Escrow Agent has delivered to its successor all funds then held in escrow hereunder, and (v) may, in the event of any dispute hereunder, deposit any and all funds held in escrow hereunder into the Court pending resolution of such dispute, and thereby be relieved of its obligations as Deposit Escrow Agent hereunder.

    Section 3.5   Physical Inventory; Estimated Purchase Price.

         (a) Sellers' and Buyer's representatives, employees, agents or accountants shall jointly conduct a physical inspection and counting of Inventory, including a count of Inventory returned from and after January 1, 1999, not more than ten (10) and not fewer than five (5) days prior to the Sale Hearing. Buyer and Sellers shall attempt in good faith to resolve any disputes regarding the Inventory count during such physical inspection and counting and, in any event, shall resolve any disputes not more than three (3) days prior to the Sale Hearing.

         (b) Three (3) days prior to the Sale Hearing, Sellers shall deliver to Buyer the following:

             (i) a certificate (the "Interim Period Certificate") signed by a Vice President of M&L International certifying Sellers' reasonable good faith estimate of the Operating Costs and Expenses, the Interim Net Sales and the Interim Gross Profits, accompanied by reasonably detailed documentation substantiating such estimates; and

             (ii) a certificate (the "Purchase Price Certificate") signed by a Vice President of M&L International setting forth, in the detail required by
Schedule 3.1, Sellers' reasonable good faith estimate of the Purchase Price (the "Estimated Purchase Price") calculated in the manner set forth in Schedule 3.1 applying the results of the physical Inventory count referred to in Section 3.5(a) and the Sellers' estimate of Operating Costs and Expenses, Interim Net Sales and Interim Gross Profits set forth on the Interim Period Certificate.

    Section 3.6   Post-Closing Adjustment.

         (a) From and after the Closing, Buyer and its agents and representatives shall have the right to inspect and examine the Books and Records, and any other materials reasonably requested of Sellers, for the purpose of calculating the actual Purchase Price.

         (b) If, within sixty (60) days after the Closing, Buyer and Sellers agree upon the Purchase Price, the procedures in Section 3.6(c) shall be followed. If the Sellers and Buyer do not agree upon the Purchase Price within such sixty (60) day period, the accounting firm of M.R. Weiser & Co., LLP (the "Independent Accountants") shall be jointly retained by Sellers and Buyer to determine the Purchase Price based upon Schedule 3.1. The determination of the Independent Accountants shall be conclusive and binding upon the parties. The fees and disbursements of the Independent Accountants shall be shared equally by Sellers and Buyer. The amounts owed by Sellers to the Independent Accountants shall constitute a priority administrative claim in the Reorganization Case. Upon determination of the Purchase Price by the Independent Accountants, the procedures in Section 3.6(c) shall be followed.

         (c) (i)   If the Closing Cash Payment, plus the Deposit and the Assumed
Liabilities, is less than the Purchase Price as agreed to by the Sellers and Buyer or as determined by the Independent Accountants, then, upon delivery to the Escrow Agent of joint written instructions from Sellers and Buyer, the Escrow Agent shall remit to Sellers out of the Escrow Amount the amount of such shortfall (the "Purchase Price Shortfall") and the balance of the Escrow Amount, if any, shall be remitted to Buyer, provided that, if the Escrow Amount is not sufficient to cover the entire Purchase Price Shortfall, Buyer shall pay to the Sellers the amount of such deficiency within three (3) days after determination thereof; and

             (ii) If the Closing Cash Payment, plus the Deposit and the Assumed Liabilities, exceeds the Purchase Price as agreed to by the Sellers and Buyer or as determined by the Independent Accountants (the "Overpayment") then, upon delivery to Escrow Agent of joint written instructions from Sellers and Buyer, the Escrow Agent shall remit to the Buyer the full Escrow Amount and the Sellers shall be liable to Buyer for the amount by which the Overpayment exceeds the Escrow Amount. Buyer shall have a priority administrative claim for the Overpayment against the estate of M&L International in the Reorganization Case.

                                   ARTICLE IV

                                     CLOSING

         The Closing under this Agreement (the "Closing") shall take place at the offices of Rosen & Reade, LLP, 757 Third Avenue, New York, New York 10017 at 10:00 a.m. on the day immediately following the day on which all of the conditions contained in
Article XI and Article XII have been satisfied or waived by the Sellers or the Buyer, as the case may be, or on such later date and at such other place and time as may be mutually agreed to by the parties hereto (the "Closing Date").

                                    ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         The Sellers hereby represent and warrant to the Buyer as follows:

         Section 5.1 Corporate Organization. M&L International is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and M&L Hong Kong is a corporation duly organized, validly existing and in good standing under the laws of Hong Kong. Each of the Sellers has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted. No direct or indirect Subsidiary or Affiliate of M&L International other than M&L Hong Kong owns or has any rights in the Assets.

         Section 5.2 Qualification to Do Business. Schedule 5.2 sets forth each jurisdiction in which each of the Sellers is qualified to do business as a foreign corporation. Each Seller is qualified to do business as a foreign corporation and is in good standing in every jurisdiction which the character of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

         Section 5.3 Authorization and Validity of Agreements. Each of the Sellers has all requisite corporate power and authority to enter into this Agreement, and, subject to the Bankruptcy Court's entry of the Order and the receipt of the consents, waivers and approvals set forth on Schedule 5.5, to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement, and the performance of each Sellers' obligations hereunder have been duly authorized by all necessary corporate action by the Boards of Directors of each of such Sellers, and no other corporate proceedings on the part of such Sellers are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by each of the Sellers and, subject to the Bankruptcy Court's entry of the Order, constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

         Section 5.4 No Conflict or Violation. Subject to the Bankruptcy's Court's entry of the Order and receipt of all consents and waivers set forth on
Schedule 5.5, the execution, delivery and performance by each of the Sellers of this Agreement do not and will not violate or conflict with any provision of the Certificates or Articles of Incorporation or By-laws (or equivalent documents) of such Sellers and do not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority applicable to either of such Sellers, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under any Assigned Contract.

         Section 5.5 Consents and Approvals. Schedule 5.5 sets forth a true and complete list of each consent, waiver, authorization or approval of any Governmental or regulatory authority, domestic or foreign, or of any other Person, and each declaration to or filing or registration with any such Governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by the Sellers or the performance by the Sellers of their respective obligations hereunder, except to the extent the failure to obtain such consent, waiver, authorization or approval would not have a Material Adverse Effect.

         Section 5.6 Compliance with Law. Except as set forth on Schedule 5.6, to the best knowledge of Sellers, the Sellers (a) are not in violation of any law, regulation, order or other legal requirement with respect to or affecting the Assets which violation could have a Material Adverse Effect and (b) are not in default of any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to the Business or any of the assets, properties or operations thereof including, without limitation, the Assets.

         Section 5.7 Litigation. Except as set forth in Schedule 5.7, and except for the Reorganization Case and claims filed with the Bankruptcy Court in connection therewith, there are no claims, complaints, charges, actions, suits, condemnation or other proceedings, labor disputes or investigations pending before any federal or state court, arbitrator or governmental authority brought by or against either of the Sellers or, to the Sellers' knowledge, threatened to be brought against either of the Sellers, which, if adversely determined, would have a Material Adverse Effect.

         Section 5.8  Labor Relations.

                  (a) The Sellers are not a party to any collective bargaining agreement or collective bargaining relationship and there are no unfair labor practice or representation proceedings pending or threatened with respect to the Sellers and any of their current or former employees or any labor or other collective bargaining unit representing any current or former employee of the Sellers.

         (b) To the best knowledge of Sellers, Sellers are in compliance with all federal, state and local laws, regulations and orders relating to the employment of labor, including, without limitation, all such laws, regulations and orders relating to wages, hours, WARN, collective bargaining, discrimination, civil rights, safety and health, workers' compensation and the collection and payment of withholding and/or social security taxes and any similar tax except for non-compliance that would not result in a Material Adverse Effect.

         Section 5.9 Employee Benefits. Schedule 5.9 lists all Employee Benefit Plans (including Multiemployer Plans and the Severance Plans) whether or not covered by ERISA, and any executive compensation arrangement, excess benefit plan or supplemental pension plan, change in control agreement or other severance plan or arrangement that either of the Sellers maintains, or to which either of the Sellers contributes. With respect to all Employee Benefit Plans listed in Schedule 5.9, the Sellers have delivered to the Buyer complete and accurate copies of all applicable plans (to the extent in written form) and related summary plan descriptions.

         Section 5.10 Contracts. Set forth on Schedule 5.10 is a list of all Contracts. The Sellers have delivered to the Buyer copies of all Assigned Contracts which copies are true and complete in all respects. All Assigned Contracts are and, subject to the Order, at Closing will be in full force and effect and are, and subject to the Order, at Closing will be legally binding and enforceable by and against the Sellers and the other parties thereto. Neither of the Sellers is in monetary default under any Assigned Contract to which it is a party and there is no non-monetary default that could have a Material Adverse Effect. No condition, event or act is existing or has occurred that (with or without the lapse of time or the giving of notice, or both) would result in any monetary default under any Assigned Contract or which would result in a non-monetary default under any Assigned Contract that could have a Material Adverse Effect.

         Section 5.11 Inventory. The Inventory is, and at Closing will be, usable or salable in the ordinary course of business consistent with Sellers' past practices. In-process and finished goods have been produced in compliance with Sellers's applicable quality control procedures and are fit for the uses intended.

         Section 5.12 Purchase Orders. Except as set forth on Schedule 5.12, all Purchase Orders outstanding as of the date hereof have been entered into by the Sellers in the ordinary course of business consistent with past practice.

         Section 5.13 Permits. A list of all Permits is set forth on Schedule
5.13. Except with respect to matters disclosed on Schedule 5.6, all Permits have been paid for and are in full force and effect with respect to each of the Premises. Except with respect to matters disclosed on Schedule 5.6, Sellers have no knowledge of any law or regulation of any governmental authority having jurisdiction which might require any of the Premises to be improved beyond its present state or which might restrict the use and enjoyment of any of the Premises in the manner in which it is currently being used and enjoyed.

         Section 5.14 Leases. Each of the Leases is, and, subject to the Order, as of the Closing shall be, a valid and subsisting lease enforceable against the parties thereto in accordance with its terms with no amendments or other modifications thereto that are not listed on Schedule 5.10. Except as set forth in Schedule 5.14, to the Sellers' knowledge, no default of a landlord under any of such Leases, after giving effect to applicable grace periods, if any, exists or is alleged to exist. Except as set forth on Schedule 5.14, Sellers have not received any notices alleging a default by Sellers under the Leases and there are no monetary defaults by Sellers under any of the Leases and there are no non-monetary defaults under any Lease that would have a Material Adverse Effect.

         Section 5.15 Environmental Matters. The Sellers have furnished to the Buyer copies of all reports, tests, notices, studies and other like information in the possession of or ordered by Sellers relating to the presence or absence of toxic or hazardous materials at the Leased Real Property. To the best of Sellers' actual knowledge, except as set forth in Schedule 5.15, neither the Sellers nor any of the Leased Real Property are in violation of any Environmental Law.

         Section 5.16 Insurance. Annexed hereto as Schedule 5.16 is a true and complete list of all insurance policies held by Sellers, including the names of the insurance carriers, a general description of the risks insured against under each policy, the amount of coverage, the named insured or insureds thereunder, the annual premium and the effective date and terms thereof. True and correct copies of all such insurance policies have been delivered to Buyer. The coverage under such policies is adequate to cover all risks of Sellers which reasonably and prudently should be insured against with regard to the Assets and in the operation and conduct of the Business. All such policies are in full force and effect and no notice or warning of cancellation, termination or premium increase has been received with respect thereto, and Sellers are in compliance with all conditions contained therein.

         Section 5.17 Intellectual Property Rights. Schedule 5.17 sets forth a list of all Intellectual Property Rights of Sellers. Copies of all registrations and applications with respect thereto filed with or issued by any governmental body have been delivered to Buyer. Except as set forth on Schedule 5.17, (i) all Intellectual Property Rights are owned by Sellers; (ii) none of the Intellectual Property Rights have been assigned, pledged, mortgaged, transferred or licensed to or from any third person, (iii) Sellers have not received any written notice of invalidity, infringement or misappropriation from any third party with respect to any Intellectual Property Rights; (iv) to the knowledge of Sellers, Sellers have not interfered with, infringed upon, misappropriated or otherwise come into conflict with any intellectual property or other rights of any third parties; and (v) to the knowledge of Sellers, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property Rights of Sellers.

         Section 5.18 Equipment. Schedule 5.18 sets forth a list of all Equipment with an original purchase price in excess of $10,000. Except as otherwise set forth in Schedule 5.18, Sellers have good and valid title to all of the Equipment and the Equipment is in good operating condition and repair and is suitable for the uses for which it is currently used.

         Section 5.19 Condition of Title of Assets. Except as set forth on
Schedule 5.19, Sellers own all the Assets free and clear of any and all Liens except for claims that may be filed with the Bankruptcy Court in the Reorganization Case. At Closing, the Assets will be transferred to Buyer free and clear of all Liens, including, without limitation, any and all Liens for Taxes.

         Section 5.20 Brokers' and Finders' Fees. Except for Kurt Salmon Associates Capital Advisors, Inc. ("KSA") no advisor, broker, finder or any other Person has been consulted or performed any services in connection with the transactions contemplated by this Agreement by or for the Sellers. All fees and expenses due and owing to KSA shall be the sole responsibility of Sellers.

         Section 5.21 Hong Kong Receivables. The accounts receivable of M&L Hong Kong as of the Closing Date will be valid and collectible in full.

         Section 5.22 Disclaimer. Except as otherwise set forth in this Agreement, Sellers make no representation or warranty concerning the condition of the Assets and the Assets are being sold "as is" and "where is."

                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Each Buyer hereby represents and warrants to the Sellers as follows:

         Section 6.1 Organization. M&LIG is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own its properties and assets and to conduct its business as now conducted. M&LHK is a corporation duly organized, validity existing and in good standing under the laws of Hong Kong, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. Amerex is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted.

         Section 6.2 Authorization and Validity of Agreements. Each Buyer has all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance by each Buyer of its obligations hereunder and thereunder have been duly authorized by all necessary actions of the members, managers and directors of each Buyer, as the case may be. This Agreement has been duly executed by each Buyer and constitutes the valid and binding obligations of each Buyer, enforceable against each Buyer in accordance with its terms.

         Section 6.3 No Conflict or Violation. The execution, delivery and performance by each Buyer of this Agreement does not and will not violate or conflict with any provision of the Certificate of Formation or Limited Liability Company Agreement of M&LIG, the Articles of Incorporation or By-Laws of M&LHK, or the Certificate of Incorporation or By-Laws of

Amerex, and does not and will not violate any provisions of law, or any order, judgment or decree of any court or other governmental or regulatory authority applicable to any Buyer, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which any Buyer is a party or by which any Buyer is bound or to which any of its properties or assets is subject.

         Section 6.4 Consents and Approvals. The execution, delivery and performance of this Agreement on behalf of each Buyer do not require the consent or approval of, or filing with, any Government, governmental body or agency or other entity or Person except: (i) as may be required to transfer any Permits;
(ii) entry of the Order by the Bankruptcy Court; and (iii) the approval of the Managers of M&LIG, the Board of Directors of M&LHK, and the Board of Directors of Amerex (which limited liability company and corporate approvals have been obtained).

         Section 6.5 Brokers' and Finders' Fees. Except for Houlihan Lokey, no advisor, broker, finder or any other Person has been consulted or performed any services in connection with the transactions contemplated by this Agreement by or for Buyer. All fees, costs and expenses due and owing to Houlihan, Lokey shall be the sole responsibility of Buyer.

         Section 6.6 Acknowledgment by Buyer. Buyer has inspected the Assets and has relied upon such inspection and Buyer acknowledges that, except for the representations and warranties of Sellers set forth in this Agreement, the Assets are being sold "as is" and "where is." Buyer acknowledges that its offer to purchase the Assets pursuant to this Agreement is subject to Higher and Better Offers and that other bidders may receive from Sellers information about the Assets and that Sellers and their respective employees are bound by their fiduciary duties under the Bankruptcy Code.

                                   ARTICLE VII

                            COVENANTS OF THE SELLERS

          The Sellers covenant as follows:

          Section 7.1 Conduct of Business Before the Closing Date Acknowledgment by Buyer.

         Subject to the terms and conditions of Bankruptcy Court orders in the Reorganization Case consistent with this Agreement and the Interim Agreement, including a contemplated cash collateral stipulation with the Secured Bank
Group:

                  (a) From the date hereof to the Closing Date, without the prior written consent of the Buyer, the Sellers shall not make any material change in (i) the physical condition of any Leased Real Property, or (ii) the operation of the Business, and the Sellers shall conduct the Business in the ordinary course consistent with the Sellers' status as debtors and debtors in possession under chapter 11 of the Bankruptcy Code, except in all cases as required or expressly permitted pursuant to the terms hereof and the Interim Agreement. Buyer hereby consents to the operation of the Business pursuant to the budget annexed hereto as Schedule 7.1 (the "Budget"). Notwithstanding anything in this Agreement to the contrary, Sellers shall not be obligated to open letters of credit for the benefit of Sellers' suppliers or to place orders except as contemplated by the Interim Agreement.

                  (b) Without limiting the generality of the foregoing, from the date hereof to the Closing Date, the Sellers shall (i) use their commercially reasonable efforts to preserve and maintain the Assets and the existing relationships with suppliers, customers and their agencies and others having business with the Sellers; (ii) promptly, and in any event within two (2) days of the Sellers obtaining knowledge thereof, notify Buyer in writing of any material damage to or destruction of the Assets; (iii) except as otherwise provided in the Budget, cause all purchases of, and Purchase Orders for, merchandise to be documented in accordance with the Sellers' past practices, except that Sellers shall not be required to open letters of credit for the benefit of Sellers' suppliers; and
(iv) maintain in effect the insurance policies listed in Schedule 5.16.

                  (c) Notwithstanding any other provisions of this Section 7.1, and except as otherwise provided in Section 14.15, from the date hereof to the Closing Date, the Sellers shall not renew, or fail to renew, any Lease relating to any Leased Real Property pursuant to a renewal option contained therein, or exercise any options with respect thereto, or amend any Assigned Contract, without the prior written consent of Buyer.

         Section 7.2 Consents and Approvals. The Sellers shall use commercially reasonable efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other Persons whose consent is required in order for the Sellers to be able to enter into and consummate the transactions contemplated by this Agreement.

         Section 7.3 Access to Properties and Records. Except as otherwise granted, limited or addressed in this Agreement, from the date hereof to the Closing Date (or the earlier termination of this Agreement pursuant to Article
XIII), the Sellers shall, during normal business hours, (i) provide to the Buyer and its representatives full access to the Premises, Books & Records, and other information of each of the Sellers as it relates to the Assets, and (ii) make available for inspection and copying by the Buyer copies of any documents relating to the foregoing.

         Section 7.4 Assigned Contracts. On the Closing Date, the Sellers shall assume, pursuant to Section 365 of the Bankruptcy Code, all Assigned Contracts, with the costs, expenses and liabilities of such assumption to be borne by Sellers as provided for in section 365 of the Bankruptcy Code.

         Section 7.5 Reasonable Efforts. Sellers will use commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary or proper consistent with applicable law to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

         Section 7.6 Curing of Default under Assigned Contracts. The Sellers shall, on or prior to the Closing, cure any and all defaults under the Assigned Contracts which are required to be cured pursuant to the Order so that such contracts may be assumed by the Sellers and assigned to the Buyer in accordance with the provisions of Section 365 of the Bankruptcy Code, and Buyer shall have no liability or responsibility for such defaults. At Closing, Sellers shall assign to Buyer all their rights under the Assigned Contracts free and clear of all Liens.

         Section 7.7 Notice to the Buyer. The Sellers shall notify the Buyer in writing of (i) any fact or circumstance which will cause any of the representations or warranties set forth in Article V that are qualified by a materiality standard to be untrue as of the Closing Date; and (ii) any fact or circumstance which will cause any of the representations and warranties set forth in Article V that are not qualified by a materiality standard to be materially untrue as of the Closing Date.

         Section 7.8 Break-Up Fee. If (i) Sellers accept an alternative offer to purchase the Assets and do not sell the Assets to Buyer, and Buyer is not in breach of this Agreement, or if, (ii) in violation of the Order, Sellers do not close the sale of the Assets, or if, (iii) Sellers move to withdraw the Order or the Motion; in any of the foregoing instances, Sellers shall pay to Buyer the sum of $250,000 (the "Break-up Fee").

         Section 7.9 Higher and Better Offers; Bidding Procedures. Immediately after the execution and delivery of this Agreement and commencement of the Reorganization Case, M&L International shall file a motion with the Bankruptcy Court (the "Preliminary Motion") requesting orders (the "Preliminary Orders") approving: (i) the Break-up Fee; (ii) a bidding procedure for alternative offers and counter offers (the "Bidding Procedure"); (iii) an abbreviated notice period for a hearing with respect to the Order; and (iv) the Interim Agreement. Such Bidding Procedure shall provide that alternative offers shall contain the additional undertaking by such alternative bidder ("Alternative Bidder") to: (x) pay to the Buyer the Break-up Fee provided in Section 7.8; (y) pay to Amerex the Service Fee and reimburse Amerex for the Expenses as required by Section 3.2 of the Interim Agreement; and (z) perform and assume the obligations set forth in
Section 3.3 of the Interim Agreement (collectively, the "Additional Undertakings"). Such Preliminary Orders and Bidding Procedure shall further provide that the Sellers shall not be required to entertain an alternative offer unless such offer is for a value of at least $250,000 greater than the offer set forth in this Agreement plus the Additional Undertakings (the "Higher and Better Offer"). Such Preliminary Orders and Bidding Procedure shall further provide that counter offers shall be made in increments of at least $100,000; that in all instances Alternative Bidders shall, in addition to the higher cash offer, assume the Additional Undertakings; and that Buyer shall be exempt from assuming the Additional Undertakings and shall be deemed to have made the highest and best offer as long as its cash offer is at least $100,000 more than the cash offer made by the Alternative Bidder making the highest Higher and Better Offer.

         Section 7.10 Application for the Order. Within three (3) days after the execution and delivery of this Agreement and commencement of the Reorganization Case, the Sellers shall, following consultation with the Buyer, file a motion (the "Motion") with the Bankruptcy Court seeking an order pursuant to Sections 363 and 365 of the Bankruptcy Code (the "Order"), in substantially the form of Exhibit B annexed hereto, authorizing and approving the sale and assignment of the Assets on the terms and conditions set forth in this Agreement. The Sellers shall request the Court to schedule one or more hearings to approve the sale of the Assets on or before February 26, 1999 (the "Sale Hearing"), and shall further request that the Order provide that (i) the Bankruptcy Court shall retain jurisdiction to determine any claims, disputes or causes of action arising out of or relating to this Agreement or any of the transactions contemplated hereby (including any objections to the sale of the Assets hereunder), (ii) the Buyer is a bona fide good faith purchaser, (iii) the Sellers are authorized to sell, assign, transfer and convey the Assets pursuant to Sections 363 and 365 of the Bankruptcy Code free and clear of all liens, pledges, security interests and encumbrances of every kind and nature and other interests, with all such liens, pledges, security interests, encumbrances and interests attaching to the proceeds of sale to the extent and in the same order of priority of any existing liens, security interests, encumbrances and interests of record or as may be determined by the Court. In furtherance of obtaining the Order, the parties shall file such affidavits, motions and other papers, and take such other action, in the Reorganization Case as shall be necessary or appropriate to support the sale of the Assets to the Buyer on the terms and conditions of this Agreement subject to Sellers' obligation to seek approval of Higher and Better Offers and perform its obligations as a debtor-in-possession. The Sellers shall provide to the Buyer, at the time of filing, a true and complete copy of the Motion papers.

         Section 7.11 Post Closing Responsibilities of Sellers. After the Closing, Sellers shall be responsible for and shall pay to Buyer: (i) the Processing Fee, as more specifically set forth in Section 8.4 hereof; and, (ii) any fee agreed upon for the collection of Sellers' Receivables.

         Section 7.12 Misdirected Payments. If any payments by customers in respect of receivables other than Sellers' Receivables are paid to Sellers, Sellers shall, within five (5) days after receipt thereof, remit such payment to Buyer.

         Section 7.13 Trademark Assignments. At or prior to the Closing, Sellers shall record with the United States Patent and Trademark Office, or deliver to Buyer, an assignment from Mackintosh to M&L International of the trademarks and trademark applications listed on Schedule 2.1(a)(v) under the heading "Mackintosh Trademarks," duly executed and in recordable form.

         Section 7.14 Access to Books and Records. From and after the Closing, Sellers shall, during regular business hours and upon reasonable prior written notice, grant to Buyer access to Books and Records of Sellers pertaining to the Excluded Assets to the extent Buyer requires such access in connection with responding to any inquiries of any Government or for other reasonable purposes specified in reasonable detail by Buyer.

         Section 7.15 Withdrawal of Motion or Order by Sellers. If Sellers move to withdraw the Motion or the Order, then, in addition to any other rights and remedies of Buyer hereunder, (i) Buyer shall be permitted to solicit and hire employees of Sellers without any liability to Sellers and (ii) Sellers hereby agree that Kurt Gutfreund ("Gutfreund") shall be released from any and all claims, causes of action, obligations and liabilities to Sellers (including under his present employment agreement with M&L International) without the execution of any further instrument, other than a release from Gutfreund releasing Sellers from any liabilities with respect to his employment by Sellers (other than compensation and incentive compensation already earned but unpaid, and reimbursable expenses not previously reimbursed), and Sellers acknowledge receipt of good and valuable consideration therefor, provided, however, that Buyer shall make reasonably available to Sellers, to assist Sellers in the liquidation of its assets, at reasonable times and upon reasonable request, employees hired by Buyer.

                                  ARTICLE VIII

                               COVENANTS OF BUYER

         Section 8.1 Actions Before Closing Date. Prior to Closing, the Buyer shall not take any action which shall cause it to be in breach of any representations, warranties, covenants or agreements contained in this Agreement. The Buyer shall use commercially reasonable efforts to perform and satisfy all conditions to Closing to be performed or satisfied by the Buyer under this Agreement as promptly as practicable, but in no event later than the Closing Date.

         Section 8.2 Consents and Approvals. The Buyer shall use commercially reasonable efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other Persons whose consent is required in order for the Buyer to be able to enter into and consummate the transactions contemplated by this Agreement.

         Section 8.3 Collection of Sellers' Accounts Receivable. Subject to Buyer and Sellers entering into a mutually acceptable agreement satisfactory to the Secured Bank Group, after the Closing, Buyer hereby agrees to assist Sellers in the collection of Sellers' accounts receivable existing as of the close of business on the day prior to the Closing Date ("Sellers' Receivables").

         Section 8.4 Returns of Sellers' Goods. Buyer agrees to accept from customers, and to process, returns of goods sold by Sellers prior to the Closing Date ("Returned Goods"). Sellers shall pay to Buyer a fee equal to five percent (5%) of the Sellers' cost of any and all Returned Goods (the "Processing Fee") as reimbursement for Buyer's costs and expenses of processing, handling, postage, storage, transportation and servicing of Returned Goods. Such payment shall be made by Sellers within thirty
(30) days after receipt of Buyer's monthly statement therefor. If the Returned Goods are claimed by the customer to be damaged or non-conforming, or if such Returned Goods are in fact damaged or nonconforming, then Buyer shall give Sellers notice of such Returned Goods (the "Returned Goods Notice") and Sellers and Sellers' designated agents or representatives shall have the right to inspect such Returned Goods. If Sellers do not object in writing within five (5) days after delivery of the Returned Goods Notice, then the Returned Goods shall be deemed to be damaged or nonconforming goods ("Damaged Goods"). If Sellers so advise Buyer of their desire to do so by written notice delivered within five
(5) days after delivery of the Returned Goods Notice, Sellers shall have the right, at Sellers' sole cost and expense, to take possession of Damaged Goods and, after removing all labels and other proprietary markings and references indicating origin of the Damaged Goods, to sell the Damaged Goods for their own account. Sellers shall not be entitled to any compensation with respect to Damaged Goods. If the Returned Goods are finished goods for Fall 1998 or Spring 1999 styles and are not Damaged Goods, Buyer shall, provided any and all Liens on such Returned Goods have been released and discharged pursuant to an order of the Bankruptcy Court, compensate Sellers in the amount of sixty percent (60%) of Sellers' Cost of such Returned Goods, less the Processing Fee. If the Returned Goods are finished goods for styles older than Fall 1998 and are not Damaged Goods, Buyer shall, provided any and all Liens on such Returned Goods have been released and discharged pursuant to an order of the Bankruptcy Court, compensate Sellers in the amount of fifty percent (50%) of Sellers' Cost of such Returned

Goods, less the Processing Fee. Payment in respect of such Returned Goods shall be remitted to Sellers on a monthly basis together with a statement indicating all Returned Goods for the period. Such statement shall be subject to audit by Sellers, as reasonably requested. Any and all Returned Goods purchased by Buyer shall be held by Buyer free and clear of any and all liens, pledges, charges, judgments, security interests and encumbrances of every kind or nature. Notwithstanding the foregoing, in no event shall Buyer be obligated to purchase Returned Goods in excess of $1,000,000, in the aggregate, at Sellers' cost. Upon receiving any Returned Goods in excess of $1,000,000 at Sellers' cost ("Excess Returned Goods"), Buyer shall, within five (5) days after receipt thereof, elect whether or not to purchase such Excess Returned Goods. If Buyer elects not to purchase any Excess Returned Goods, Buyer shall so notify Sellers in writing within five (5) days after receipt of such Excess Returned Goods whereupon Sellers shall have the right to accept such Excess Returned Goods and to sell them. To facilitate such sale by Sellers, Buyer grants to Sellers a limited non-exclusive license and sublicense to utilize the Intellectual Property Rights solely in connection with the sale of Excess Returned Goods.

         Section 8.5 Right to Set-off. Buyer shall have the right to set off the Processing Fee against any amounts owed by Buyer to Sellers for undamaged Returned Goods.

         Section 8.6 Misdirected Payments. Unless otherwise provided in the agreement referred to in Section 8.3, after the Closing, if any payments by customers in respect of Sellers' Receivables are paid to Buyer, Buyer shall, within five (5) days after receipt thereof, remit such payment to Sellers.

         Section 8.7 Access to Books and Records. From and after the Closing, Buyer shall, upon reasonable prior written notice and during regular business hours, provide Sellers with reasonable access to any employees of Buyer who were previously employees of Sellers (and make such employees available to Sellers and its counsel and accountants), and the Books and Records as necessary or desirable to enable Sellers to comply with their duties under the Bankruptcy Code and Bankruptcy Rules, including without limitation, their duties and responsibilities relating to (i) preparing and filing of operating reports, (ii) preparing and filing schedules of assets and liabilities, (iii) preparing and filing their statement of financial affairs,
(iv) attending statutory meetings of creditors, (v) analyzing claims (including preparing objections to claims), (vi) attending hearings and depositions relating to collecting assets of M&L International's estate, (vii) preparing and filing tax returns, (viii) preparing and filing data and information required to comply with applicable securities laws. Sellers shall be responsible for reimbursing Buyer for the reasonable costs and expenses actually incurred for any travel, food and lodging for Buyer's employees who are required to travel to New York, New York, to attend hearings or depositions and such obligation of Sellers shall constitute a priority administrative claim in the Reorganization Case. In addition, from and after the Closing, Buyer shall, during regular business hours and upon reasonable prior written notice, grant to Sellers access to the Books and Records to the extent Sellers require such access to respond to inquiries of any Government or for other reasonable purposes specified in reasonable detail by Sellers.

                                   ARTICLE IX

                                    EMPLOYEES

         Section 9.1 Termination of Employees. Immediately prior to the Closing and in accordance with the applicable requirements of all applicable laws, rules, regulations and orders, including, without limitation, WARN, if applicable, Sellers shall terminate the employment of each of its employees who perform services for or with respect to the operations of the Business (the "Business Employees"). Buyer shall offer employment to the Business Employees listed on

Schedule 9.1 on such terms and conditions as Buyer shall, in its sole discretion, determine. Prior to the Closing Date, Sellers shall provide Buyer with reasonable access to the Business Employees for purposes of interviewing and communicating offers of employment. Any Business Employee who becomes employed by Buyer (or any Affiliate of Buyer) is hereinafter referred to as a "Transferred Employee."

         Section 9.2 COBRA. Buyer shall have no liability under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") or any similar state or local law, to any Business Employee who does not become a Transferred Employee. Sellers shall have no liability under COBRA or any similar state or local law with respect to any Transferred Employee.

         Section 9.3 Employee Benefit Plans. Sellers shall have no liability for claims by any Transferred Employee accruing on or after January 1, 1999 under Employee Benefit Plans maintained by Buyer for Transferred Employees. Buyer shall have no liability for claims by any Business Employee accruing prior to January 1, 1999 under Employee Benefit Plans maintained by Sellers for Business Employees.

                                    ARTICLE X

                              TAXES; RECORDING FEES

         Unless the Order provides for an exemption therefrom, all state and local transfer, excise, value-added or other similar taxes, and all recording and filing fees (collectively, "Transaction Taxes") that may be imposed by reason of the sale, transfer, assignment and delivery of the

Assets shall be the sole responsibility of Sellers, except that Buyer shall pay all recording fees with respect to trademark assignments.

                                   ARTICLE XI

               CONDITIONS PRECEDENT TO PERFORMANCE BY THE SELLERS

         The obligations of the Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or before the Closing Date, of the following conditions, any one or more of which may be waived by the Sellers in their sole discretion:

         Section 11.1 Representations and Warranties of the Buyer. All representations and warranties made by each Buyer in this Agreement shall be true and correct in all respects on and as of the Closing Date as if again made by such Buyer on and as of such date, except for failures to be true and correct that do not result in a material adverse effect on such Buyer's ability to execute and deliver this Agreement or perform its obligations hereunder, and the Sellers shall have received a certificate dated the Closing Date and signed by the Chairman, President or the Chief Financial Officer of each Buyer to that effect. Notwithstanding anything herein to the contrary, the representations and warranties of each Buyer shall not survive the Closing.

         Section 11.2 Performance of the Obligations of the Buyer. Each Buyer shall have performed in all material respects all obligations required under this Agreement and such Buyer shall have performed in all material respects all obligations required under the Interim Agreement to be performed by it on or before the Closing Date, and the Sellers shall have received a certificate dated the Closing Date and signed by the Chairman, President or the Chief Financial Officer of each Buyer to that effect, and each Buyer shall have delivered to Sellers on or before the Closing Date the documents, instruments and certificates set forth on Schedule 11.2.

         Section 11.3 Consents and Approvals. Other than the Bankruptcy Court's entry of the Order which is addressed in Section 11.5, all consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, or any other Person, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date.

         Section 11.4 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents or stays the consummation of the transactions contemplated hereby shall be in effect.

         Section 11.5 Entry of the Order. The Bankruptcy Court shall have entered the Order and no order staying, reversing, modifying or amending the Order shall then be in effect.

                                   ARTICLE XII

              CONDITIONS PRECEDENT TO THE PERFORMANCE BY THE BUYER

         The obligations of the Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or before the Closing Date, of the following conditions, any one or more of which may be waived by the Buyer in its sole discretion:

         Section 12.1 Representations and Warranties of the Sellers. All representations and warranties made by the Sellers in this Agreement shall be true and correct in all respects on and as of the Closing Date as if again made by the Sellers on and as of such date except for failures to be true and correct that do not have a Material Adverse Effect, and the Buyer shall have received a certificate dated the Closing Date and signed by a Vice President or by the chief financial officer of each of the Sellers to that effect. Notwithstanding anything herein to the contrary, the representations and warranties of Sellers shall not survive the Closing.

         Section 12.2 Performance of the Obligations of the Sellers. The Sellers shall have performed in all material respects all obligations required under this Agreement and the Interim Agreement to be performed by them on or before the Closing Date, and the Buyer shall have received a certificate dated the Closing Date and signed by a Vice President or the chief financial officer of each of the Sellers to that effect, and the Sellers shall have delivered to the Buyer on or before the Closing Date the documents, instruments and certificates set forth on Schedule 12.2.

         Section 12.3 Consents and Approvals. Other than the entry by the Bankruptcy Court of the Order which is addressed in Section 12.7, all consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, or any other Person required in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in full force and effect on the Closing Date.

         Section 12.4 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents or stays the consummation of the transactions contemplated hereby, shall be in effect.

         Section 12.5 No Material Adverse Change. No material adverse change resulting from fire or other casualty that is not insured shall have occurred in, or with respect to, the Assets or Business, at any time after the date hereof.

         Section 12.6 Intentionally Omitted.

         Section 12.7 Entry of the Order. The Bankruptcy Court shall have entered the Order and no order staying, reversing, modifying or amending the Order shall then be in effect.

                                  ARTICLE XIII

                                   TERMINATION

         Section 13.1 Conditions of Termination. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time before the Closing:

                  (a) By mutual consent of the Sellers and the Buyer;

                  (b) By the Buyer, if any condition contained in Article XII, other than Section 12.7, has not been satisfied or waived by the Closing Date;

                  (c) By the Buyer or the Sellers, if any court or other governmental or regulatory authority has issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action has become final and non-appealable;

                  (d) By the Buyer, if the Buyer provides the Sellers with written notice of a failure to fulfill the condition set forth in Section 12.2 and the Sellers have failed within 15 days after such notice to have fulfilled such condition or provide adequate assurance to the Buyer of the Sellers' ability to fulfill such condition;

                  (e) By Buyer, if a material adverse change has occurred in, or with respect to, the Assets or the Business at any time after the date hereof;

                  (d) By the Buyer, if the condition set forth in Section 12.7 has not been satisfied by March 5, 1999 or, if additional time is required by the Bankruptcy Court, March 12, 1999;

                  (f) By Sellers, if any condition contained in Article XI has not been satisfied or waived by the Closing Date;

                  (g) By Sellers, if Sellers provide Buyer with written notice of a failure to fulfill the condition set forth in Section 11.2 and Buyer has failed within 15 days after such notice to have fulfilled such condition, or provide adequate assurance to Sellers of Buyer's ability to fulfill such condition;

                  (h) By Buyer, if the Preliminary Motion referred to in Section
7.9 is not filed immediately after execution and delivery of this Agreement and commencement of the Reorganization Case, upon written notice delivered to Sellers within three (3) days after such failure to file or such later date as the parties shall mutually agree upon;

                  (i) By Buyer, if the Preliminary Orders referred to in Section
7.9 are not entered by the Bankruptcy Court by February 9, 1999, upon written notice delivered to Sellers within three (3) days after such failure or such later date as the parties shall mutually agree upon; and

                  (j) By Buyer, if the Motion is not filed within three (3) days after execution and delivery of this Agreement and commencement of the Reorganization Case, upon written notice delivered to Sellers within three (3) days after such failure to file or such later date as the parties shall mutually agree upon.

         If the Buyer or the Sellers terminate this Agreement pursuant to the provisions hereof, such termination will be effected by written notice to the other party specifying the provision hereof pursuant to which such termination is made.

         Section 13.2 Specific Performance. (a) Sellers acknowledge and agree that if, after entry of the Order, Sellers fail to proceed with the Closing in any circumstance other than those described in clauses (a), (c), (g) or (h) of Section 13.1 above, Buyer will not have adequate remedies at law with respect to such breach. In such event, and in addition to Buyer's right to terminate this Agreement, Buyer shall be entitled, without the necessity or obligation of posting a bond or other security, to seek from the Bankruptcy Court specific performance of Sellers' obligations under this Agreement. Sellers specifically affirm the appropriateness of such injunctive or other equitable relief in any such action.

                  (b) Buyer acknowledges and agrees that if, after entry of the Order, Buyer fails to proceed with the Closing in any circumstance other than those described in clauses (a), (b), (c), (d) or (e) above, Sellers will not have adequate remedies at law with respect to such breach. In such event, and in addition to Sellers' right to terminate this Agreement, Sellers shall be entitled, without necessity or obligation of posting a bond or other security, to seek from the Bankruptcy Court specific performance of Buyer's obligations under this Agreement. Buyer specifically affirms the appropriateness of such injunctive or other equitable relief in any such action.

         Section 13.3 Effect of Termination; Right to Proceed. In the event that this Agreement shall be terminated pursuant to Section 13.1, the agreements contained in Sections 3.4, 7.8, 7.15 and 14.3 shall survive the termination hereof, provided that the Break-up Fee shall only be payable if approved by the Bankruptcy Court. In the event that a condition precedent to its obligation is not met, nothing contained herein shall be deemed to require any party to terminate this Agreement as opposed to waiving such condition precedent and proceeding with the transactions contemplated by this Agreement.

                                   ARTICLE XIV

                            GENERAL AND MISCELLANEOUS

         Section 14.1 Successors and Assigns. Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect.

         Section 14.2 Governing Law; Jurisdiction. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. Except as specifically provided herein, the parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent to the jurisdiction of the Bankruptcy Court.

         Section 14.3 Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any legal and accounting fees, whether or not the transactions contemplated hereby are consummated.

         Section 14.4 Notice of Bankruptcy Proceedings. The Sellers shall, from and after the date hereof, provide the Buyer's counsel with all notices and pleadings filed by the Sellers in the Reorganization Case in accordance with Federal Rule of Bankruptcy Procedure 2002.

         Section 14.5 Further Assurances. The Sellers and the Buyer agree that, from time to time, whether before, at or after the Closing Date, each of them shall forthwith execute and deliver such documents as the Buyer or the Sellers or their respective counsel may reasonably request to effectuate the purposes of this Agreement.

         Section 14.6 Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the provisions of this Agreement shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Agreement was executed or last amended.

         Section 14.7 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and electronic confirmation of receipt is obtained promptly after completion of transmission;
(iii) on the date after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or
(iv) on the fifth day after mailing, if mailed to the party to whom notice is given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

         If to Sellers:

                           M&L International, Inc.
                           c/o Trivest
                           2665 South Bayshore Drive
                           Suite 800
                           Miami, Florida 33133-5301
                           Attn: Peter Vandenberg, Jr.
                           Telecopier No.: (305) 285-0102

                           Copy to:

                           Greenberg Traurig
                           Met Life Building
                           200 Park Avenue, 15th Floor
                           New York, New York 10166
                           Attn: Richard N. Tilton, Esq.
                           Telecopier No.: (212) 801-6400



                           Salomon Green & Ostrow, P.C.
                           919 Third Avenue
                           15th Floor
                           New York, New York 10022
                           Attn: Nicholas F. Kajon, Esq.
                           Telecopier No.: (212) 319-8505;



                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York 10178-0060
                           Attn.: Mark F. Liscio, Esq.
                           Telecopier No.: (212) 309-6273;



                           And, if a committee is appointed in the
                           Reorganization Case, to counsel for such committee at the address specified by Sellers in written notice to Buyer given in the manner set forth herein.



                           If to the Buyer:



                           M & L International Group, LLC
                           c/o AMEREX (USA) Inc.
                           350 Fifth Avenue
                           New York, New York 10018
                           Attn:  Fred R. Shvetz, Chairman
                           Telecopier No.: (212) 967-3352



                           Copy to:



                           Rosen & Reade, LLP
                           757 Third Avenue
                           New York, New York 10017
                           Attn: Lawrence A. Blatte, Esq.
                           Telecopier No.: (212) 755-5600





         Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

         Section 14.8 Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as a further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

         Section 14.9 Public Announcements. Subject to Sellers' fiduciary duties, including their obligation to give notice of the proposed sale and the opportunity to make Higher and Better Offers, which will be published in newspapers and periodicals of general circulation, the parties agree that after the signing of this Agreement, neither party shall make any press release or public announcement concerning this transaction without the prior written approval of the other party unless a press release or public announcement is required by law or order of the Bankruptcy Court. If any such announcement or other disclosure is required by law or order of the Bankruptcy Court, the disclosing party agrees to give the nondisclosing party prior notice of, and an opportunity to comment on, the proposed disclosure. The parties acknowledge that the Sellers shall file this Agreement with the Bankruptcy Court.

         Section 14.10 Entire Agreement. This Agreement, the Escrow Agreement, the Interim Agreement and all other agreements referred to herein, contain the entire understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

         Section 14.11 Parties in Interest. Except as otherwise provided in
Section 7.15, nothing contained in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Sellers and the Buyer and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third persons to the Sellers or to the Buyer. No provision of this Agreement shall give any third persons any right of subrogation or action over or against the Sellers or the Buyer.

         Section 14.12 Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         Section 14.13 Business Days. Any reference in this Agreement to a day shall mean a Business Day. If the day on which any action is required to be performed or to take place is not a Business Day in New York City, then such action shall not be required, or shall not take place, until the next Business Day thereafter.

         Section 14.14 Counterparts. This Agreement may be executed in two or more counterparts each of which shall be an original and all of which, taken together, shall be deemed one and the same document.

         Section 14.15 Treatment of Lease for Warehouse Premises in Auburn, Washington ("Auburn Lease"). The Sellers and Buyer agree to cooperate in good faith to renegotiate the Auburn Lease with the lessor so that such renegotiated lease will be reasonably acceptable to both Sellers and Buyer. Buyer shall notify Sellers in writing not less than three (3) days prior to the Sale Hearing whether it elects to purchase the Auburn Lease as part of the Assets being purchased. If Buyer does not elect to purchase the Auburn Lease, then M&L International may elect to reject the Auburn Lease. If M&L International rejects the Auburn Lease, Buyer shall pay to Sellers as additional Purchase Price an amount equal to the full amount of the landlord's allowed claim arising out of such rejection as determined by the Bankruptcy Court, such amount to be paid to Sellers without offset or deduction within ten (10) days after entry of an order of the Bankruptcy Court determining such damages. Such payment shall constitute part of the general assets of the estate of M&L International and shall not be allocated to pay any specific claims.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.



                                            M & L INTERNATIONAL GROUP, LLC


                                            By:
                                               -------------------------------


                                            Name:    FRED R. SHVETZ
                                            Title:   Chairman


                                            M & L HONG KONG, LTD.


                                            By:
                                               --------------------------------

                                            Name:    FRED R. SHVETZ
                                            Title:   Chairman



                                            M & L INTERNATIONAL, INC.


                                            By:
                                               --------------------------------


                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



                                            M & L INTERNATIONAL (H.K.) LIMITED



                                            By
                                               --------------------------------

                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------




                                            AMEREX (USA) INC.


                                            By
                                               --------------------------------

                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                  SCHEDULE 3.1

The Purchase Price shall be calculated as follows:

1. The value of the Inventory at the Closing Date. In determining the value of the Inventory, the following guidelines shall be applied:

         a. Raw materials shall be priced at 50% of Sellers' Cost, except raw materials for Fall 1999 styles which will be priced at 100% of Sellers' Cost.

         b. Finished goods for Fall 1998 and Spring 1999 styles, for which there are open customer orders, shall be individually priced at the lesser of (i) 92% of Sellers' Cost, or (ii) 70% of net selling price, but in no event less than 60% of Sellers' Cost.

         c. Finished goods for Fall 1998 or Spring 1999 styles (which are not damaged goods), for which there are no open customer orders shall be priced at 60% of Sellers' Cost.

         d. Unsold finished goods (which are not damaged goods), which consist of styles older than Fall 1998, shall be priced at 50% of Sellers' Cost.

         e. Damaged goods shall have no value in the Inventory price calculation.

         "Sellers' Cost" shall mean: (i) as to Inventory owned by Sellers as of September 30, 1998, cost as reported in Sellers' September 30, 1998 financial statements (excluding management loads); and (ii) as to Inventory acquired after September 30, 1998, Sellers' landed duty-paid cost including agents' fees and overseas office costs (excluding management loads).

2. Operating Costs and Expenses incurred by the Sellers on a consolidated world-wide basis from January 1, 1999 through the Closing Date. "Operating Costs and Expenses" shall include all normal current period items, calculated on the basis of GAAP consistently applied and shall exclude the following:

         a. Corporate charges and intercompany charges other than normal local M&L Hong Kong charges.

         b. Transaction fees and expenses related to the transactions contemplated by this Agreement.

         c.       Interest.

         d.       Depreciation and amortization.

         e. Costs and expenses pertaining to the period prior to January 1, 1999, including, without limitation, the portion of any accrued bonus, vacation, severance and termination benefits for Business Employees attributable to the period prior to January 1, 1999.

         f.       Taxes.

3.       $3,000 for the Andy Johns trademarks.

4. Security deposits, prepaid rent and other prepaid expenses as of the Closing Date.

5.       100% of accounts receivable of M&L Hong Kong as of the Closing Date.

There shall be deducted from the above items the following:

6.       The greater of (i) 29% of Interim Net Sales; or (ii) Interim Gross
         Profits.

7. 5% of Inventory returned to the Sellers during the period January 1, 1999 to the Closing Date.

The Purchase Price shall be the total of items 1, 2, 3, 4 and 5 minus items 6 and 7.

                                   SCHEDULE 1

                               ASSIGNED CONTRACTS

         NEW YORK

1.       Ti-Tone Communications, Inc. Service Agreement
         Ti-Tone Communications, Inc.
         386 Broadway, 2nd floor
         New York, New York  10013
         (212) 431-7765
         dated 5/04/98 thru 5/03/99
         M&L & Ti-Tone Communications, Inc.
         facsimile service

2.       Tele Dynamics Service Contract
         Tele Dynamic
         330 Seventh Avenue
         New York, New York  10001
         (212) 594-7333
         dated 7/01/98 thru 6/30/99
         M&L & Tele Dynamics
         telephone system

3.       NY Lease SZS 33 Associates L.P.
         c/o M.S. Management Associates, Inc.
         One Merchant Plaza
         P.O. Box 7033
         Indianapolis, IN  46207
         dated 7/01/93
         M&L & SZC 33 Associates L.P.
         NY Office space lease

         AUBURN

1.       Advanced Filter & Mechanical Inc.
         Advanced Filter & Mechanical Inc.
         516 Valley Avenue Northeast
         Puyallup, WA  98372-2503
         (253) 770-2443
         dated 2/17/98
         M&L & Advanced Filter and Mechanical, Inc.
         heating and airconditioning service and check

         AUBURN

2.       Rider to Alarm Service Agreement
         Security Link From Ameritech 3003 16th
         Avenue West Seattle, WA 98119
         dated 10/15/97
         M&L & Security Link from Ameritech
         change in alarm system

3.       Addendum Rider to Alarm Service Agreement
         Security link from Ameritech
         3003 16th Avenue West
         Seattle, WA  98119
         (206) 443-9620
         SecurityLink from Ameritech
         dated 11/10/97
         M&L & SecurityLink form Ameritech
         addition to alarm system

4.       Copy Kit "plus" Agreement
         West Star Business Systems, Inc.
         P.O. Box 58043
         Seattle, WA  98138-1043
         206) 575-9710
         dated 2/25/99 thru 2/25/00
         M&L & West Star Business Systems, Inc.
         service and parts for copy machine

5.       Equipment Maintenance
         Pitney Bowes
         501 N Riverpoint Blvd. Suite 200
         Spokane, WA 99202-1664
         (800) 522-0020
         dated 10/01/98
         M&L & Pitney Bowes
         mail machine maintenance

6.       Postage Meter Rental
         Pitney Bowes
         501 N. Riverpoint Blvd., Suite 200
         Spokane, WA  99202-1664
         (800) 522-0020
         dated 10/01/98
         M&L & Pitney Bowes
         mail machine maintenance

         AUBURN

7.       Facsimile Rental
         Pitney Bowes
         501 N Riverpoint Blvd. Suite 200
         Spokane, WA 99202-1664
         (800) 322-8000
         dated 1/01/99
         M&L & Pitney Bowes
         Fax machine rental

8.       Lease
         HRP Properties 6
         P.O. Box 700
         Mercer Island, WA 98040
         dated 7/23/91
         M&L & HRP Properties 6
         Auburn Warehouse Lease


         CHICAGO

1.       Amerinet Maintenance Agreement with M & L
         Amerinet
         324 E. Roosevelt Rd. Suite 201
         Wheaton, IL  60187
         (708) 653-8699
         dated 6/08/92
         M&L & Amerinet
         service and parts for computers

2.       Allcom Equipment Maintenance Agreement
         Allcom Inc.
         5621 W. Howard Street
         Niles, IL 60714
         dated 4/01/93
         M&L & Allcom Inc.
         labor only on phone system/full main. on voice mail

3.       Cannon Financial Services Lease
         Cannon Financial Service, Inc.
         200 Commerce Square Blvd.
         P.O. Box 370
         Burlington, NJ  08016
         (800) 220-0200
         dated 12/04/96 for 48 months
         M&L & Cannon Financial Services
         color copy machine lease

         CHICAGO

4.       Maintenance Agreement Service Division
         Cannon Financial Service, Inc
         200 Commerce Square Blvd.
         P.O. Box 370
         Burlington, NJ  08016
         (800) 220-0200
         M&L & Ambassador Office Equipment
         color copy maintenance and supplies

5.       Addendum to Maintenance Agreement
         React Computer Service, Inc.
         15W 700 Frontage Rd.
         Hinsdale, IL  6052-5543
         (708) 323-6200
         dated 1/08/98
         M&L & React Computer Services, Inc.
         printer service

6.       Central Station Protective Signaling Service Renewal
         Wells Fargo Alarm Service, Inc.
         230 W. Division Street
         Chicago, IL  60610
         (312) 337-3100
         dated 9/25/97
         M&L & Wells Fargo
         security alarm system service

7.       Service Purchase Agreement
         Peak Technologies
         9200 Berger Rd.
         Columbia, MD  21046-1602
         (410) 312-6000
         dated 11/09/98 and 12/30/97
         M&L & Peak Technologies
         service on dot matrix printers (one for each printer)

8.       Credit Recommendation Contract
         Crex of New York, Inc. d/b/a Credit International
         P.O. Box 5426
         Flushing, NY  11354
         (718) 539-8085
         dated 3/01/98
         M&L & CREX of New York, Inc. d/b/a Credit International

         CHICAGO

9.       Credit Recommendation Contract
         Dun & Bradstreet
         P.O. Box 92542
         Chicago, IL  60675-2542
         (800) 284-4953
         dated 3/9/98
         M&L & Dun & Bradstreet
         credit checks

10.      Facsimile Rental Agreement
         Pitney Bowes
         P.O. Box 85390
         Louisville, KY 40285-5390
         dated 9/23/97 for 36 month minimum
         M&L & Pitney Bowes
         facsimile rental and maintenance agreement front desk

11.      Facsimile Equipment Maintenance
         Pitney Bowes
         P.O. Box 85390
         Louisville, KY 40285-5390
         dated 01/01/99 renewal
         M&L Pitney Bowes
         back fax machine maintenance

12.      Equipment Maintenance
         Pitney Bowes P.O. Box 85390
         Louisville, KY 40285-5390
         M&L & Pitney Bowes
         mailing machine maintenance

13.      QuickLease Agreement
         IBM Credit Corp.
         1605 LBJ Freeway
         Dallas, TX 75234
         (972) 280-4750
         dated 2/23/98
         M&L & IBM Credit Corp.
         RS6000 computer and maintenance

         CHICAGO

14.      Connector Account Schedule Charges
         MSCNET
         Two Prudential Plaza, Suite 2625
         Chicago, IL  60601
         (312) 803-6271
         dated 01/21/98
         M&L & MCSNet
         Internet Access

15.      Annual Typewriter Maintenance Renewal
         United Business Machines
         875 E. Rand Rd.
         Desplaines, IL  60016
         (847) 299-3000
         dated 3/12/98
         M&L & United Business Machines
         typewriter maintenance

16.      Preventive Maintenance Agreement
         Shavitz and Sons, Inc.
         8245 N. Kimball Avenue
         Skokie, IL  60076
         (708) 674-8252
         M&L & Shavitz and Sons, Inc.
         heating and air conditioning maintenance

17.      Copier Service Agreement
         Camadon, Inc.
         600 Bunker Court
         Vernon Hills, IL  60061
         (800) 542-7634
         dated 12/14/95
         M&L & Camadon/IKON
         5570 model copier maintenance agreement

18.      Copier Service Agreement
         Camadon, Inc.
         600 Bunker Court
         Vernon Hills, IL  60061
         (800) 542=7634
         M&L & Camadon/IKON
         6750 model copier maintenance agreement

         CHICAGO

19.      Rental Agreement
         Sparkling Spring Mineral Water Co.
         1629 Park Avenue West
         Highland Park, IL  60035
         (708) 831-3442
         dated 4/21/93
         M&L & Sparkling Spring Mineral Water Co.
         2 water cooler rentals

20.      Monthly Commitment and Term Agreement
         LCI International Telecom Corp.
         4650 Lakehurst Court
         Dublin, OH  43016
         dated 8/16/95
         M&L & LCI International
         long distance carrier agreement

21.      UPS Incentive Program
         United Parcel Service
         1400 S. Jefferson Street
         Chicago, IL 60607
         (800) 782-7892
         dated 6/08/98
         M&L & United Parcel Service
         shipping carrier service contract for better rates

22.      Chicago Lease
         Everbury Partners, Ltd. L.P.
         c/o Urban Estates, Inc.
         1777 N. Clybourn Avenue
         Chicago, IL  60614
         dated 4/01/97
         M&L & Everbury Partners, Ltd. Limited
         Chicago Office space lease

23.      License Agreement
         Healthtex Apparel Corp.
         200 Weldin Building, Concord Plaza
         3411 Silverside Road
         Wilmington, DE  19810
         (302) 477-3930
         dated 11/01/97
         M&L & Healthtex Apparel Corp.
         Healthtex License Agreement

         CHICAGO

24.      License Agreement
         Eclipse, Incorporated
         110 E. 9th Street, Suite C-1259
         Los Angeles, CA 90079
         dated 7/13/97
         M&L & Eclipse
         Eclipse License Agreement

25.      Hong Kong Lease
         Ravelin Limited
         13 Miles, Castel Peak Rd.
         Sham Tseng
         New Territories, Hong Kong
         dated 1/12/96
         M&L & Ravelin Limited
         Hong Kong office lease

26.      Bangladesh Verbal Lease
         Abdur Rahman
         #4 Naoratan Colony, Bailey Rd.
         Dhaka 2, Bangladesh
         880 2 416687
         M&L & Abdur Rahman
         Bangladesh office lease

27.      Sri Lanka Lease
         Maree Ruanee Gunasekera
         #13/2 Elibank Rd.
         Colombo 5, Sri Lanka
         dated 07/15/97
         M&L & Maree Ruanee Gunasekera
         Sri Lanka office lease

28. Moore Forms Handling Equipment Maintenance Service Agreement Moore Document Automation Systems
         P.O. Box 951030
         Dallas, TX  75395-1030
         dated 2/20/99
         M&L & Moore Document Automation Systems
         invoice detacher maintenance

         HONG KONG

1.       Air Conditioner Preventive Maintenance Service Agreement
         Quiet & Cool Engineering Company Ltd.
         Flat 2E, Fu Cheung Centre
         5-7 Wong Chuk Yeung Street
         Fotan, Shatin, Hong Kong
         dated 1/05/98
         M&L & Quiet & Cool Engineering Co. Ltd.
         Air Conditioning Maintenance

2.       Messengerial Services Contract
         Alliance Express Service Co.
         Room 5-6, 3/F, Block A
         Wing Kut Industrial bldg.
         608 Castle Peak Rd, Kin.
         Hong Kong
         dated 1/10/97
         M&L & Alliance Express Service So.
         Messenger Services

3.       Lectra Systems Services Agreement
         Lectra Systems (HK) Limited
         Units 1112-1113, 11/F New East Ocean Centre
         No. 9 Science Museum Road
         Tsinshatsui East
         Kowloon, Hong Kong
         dated 1/01/98
         M&L & Lectra Systems Services Agreement
         Lectra Design Equipment Maintenance

4.       Office Automation Equipment Maintenance Certificate
         Shun Hing Electric Service Centre Ltd.
         18/F, Shun Hing Centre
         8 Shing Ylu Street
         Kwai Chung, N.T.
         Hong Kong
         dated 4/22/98
         M&L & Shun Hing Electric Service Centre Ltd.
         Fax Machine Maintenance

5.       Tradelink Registration and Subscriber Form
         Tradelink Electronic Document Services, Ltd.
         Suite 89, 5/F, Hong Kong Trade & Exhibition Centre
         1 Trademart Drive, Kowloon Bay, Hong Kong dated 02/11/98
         M&L & Valunet Standard
         Import & Export Declaration Services

         HONG KONG

6.       Personal Computer Maintenance Agreement
         Asia Pacific Systems Ltd.
         Unit 13, 8/F, Hing Wah Centre
         82-84 to Daw Wan Road,
         Kowloon
         dated 3/10/98
         M&L & Asia Pacific Systems Ltd.
         Computer Maintenance

SCHEDULE 2.1 (A) (I)
EQUIPMENT


The following is a list of equipment purchased after 12/1/94.
All equipment purchased prior to that date will also be transferred as part of this transaction

                                              In Service
Description                                      Date                       Cost

3 Drawer Vert File                              1-5-95                      268.00
5 Ft Bookcase Black                             2-1-95                      256.00
2 4Dr Letter Files                               4-195                      268.00
4 Designer Stack Chairs                         5-1-95                      213.80
2 Drawer Legal File                             6-1-95                      237.04
Refrigerator for lunch R                        8-1-95                      433.00
Two Work Station Chairs                         9-1-95                      444.18
Phillocraft 60"x96"                            10-1-95                      421.36
Lighting  From Sup LGT                        11-30-95                      105.32
Floor Cushions                                  9-1-95                      164.77
Chair for office Act MGR                       10-1-95                      210.37
Univ 1110-247SC-TC                             10-1-95                      274.44
Lighting Fixture                                1-1-95                      117.00
Table Lamp                                      2-1-95                      228.00
Folding Table                                   4-1-95                      107.50
Paneling for Progm Area                        10-1-95                      626.10
Work Chair & Stool                            11-30-95                      691.65
Univ 1110-247SC-TC                             10-1-95                      225.29
Multitask Chairs                                1-1-96                      365.92
Lighting                                        4-1-96                      117.90
Multitask Chair                                 6-1-96                      169.05
Office Panels                                  11-1-96                      131.05
AIRM Kit for Chairs                             6-1-96                      165.63
Multitask Chairs                                6-1-96                    1,564.04
Color Printer                                  12-1-94                    7,143.40
SLT Cards & Install                            12-1-94                      862.29
486 PC with Accessories                        12-1-94                    3,069.00
Chameleon NFS                                   1-1-95                    1,224.25
Cambex Disk Drive                              12-1-94                   20,451.75
HP laser printer compusa                        1-1-95                    1,568.41
486 PC Zeos                                     1-1-95                    2,435.00
Design PC-Zeos                                 12-1-94                    1,985.00
PC Computer                                     3-1-95                    1,828.88
PC Computer                                     3-1-95                    1,224.25

SCHEDULE 2.1 (A) (I)
EQUIPMENT

                                             In Service
Description                                     Date                        Cost

Chameleon Software                              4-1-95                      618.63
Notebook                                        5-1-95                      326.58
BTN Hole Machine                               10-1-95                      800.00
6 Chairs Sewg Room                             10-1-95                      150.00
Eyelet Machine                                 10-1-95                      100.00
Print Unit W/3 WS Cards                         1-1-95                    9,597.50
Novell Software Upgrade                         2-1-95                    1,711.91
HP Desk Jet Printer                             4-1-95                    1,030.68
486 PC                                          5-1-95                    1,835.00
Lectra  Machine                                 6-1-95                   40,531.69
Power Converter-Electra                         7-1-95                    2,022.00
Conner Python Int 2-4GB                         8-1-95                      909.50
Chameleon Software                              9-1-95                      619.44
Juki MO3704 (Sewg Rm)                          10-1-95                    2,324.63
Memory Chips for Netw                          12-1-95                    1,109.25
PC Computer                                     3-1-95                    3,424.30
Chameleon Software                              4-1-95                      618.64
Fax Machine                                     6-1-95                      322.17
Motherboard                                     7-1-95                      377.84
Zeos Computer                                   9-1-95                    2,474.00
Juki LH -3128-S                                10-1-95                    2,754.19
PC Computer                                     3-1-95                    5,655.00
2-486 Pers Computers                            4-1-95                    3,770.00
Modem                                           3-1-95                      993.23
USRO Courrier Modem                             4-1-95                      910.29
3-486 PC Computers                              5-1-95                    5,505.00
IBM RS/6000 Series                              6-1-95                    1,361.00
Chameleon Software                              7-1-95                      619.44
Laptop Computer                                 8-1-95                    2,762.95
Amerinet Purchases                              9-1-95                    1,117.29
Juki DDL-DDDON -7-WS                           10-1-95                    2,862.94
PC For Walmart                                12-31-95                    3,683.59
PC Computer                                     3-1-95                      630.63
Chameleon Software 3                            4-1-95                    1,590.81
Wolf & Heap Forms                              10-1-95                      350.00
PC Computer                                     3-1-95                    2,884.68
1-486 Pers Computers                            4-1-95                    1,835.00
Memory                                          2-1-96                    1,317.00

SCHEDULE 2.1 (A) (I)
EQUIPMENT

                                             In Service
Description                                     Date                       Cost

Compudyne P75 w/moni                           3-31-96                    1,300.91
Conn 2GB SCS &Delphi                            4-1-96                    1,122.97
Monitor                                         5-1-96                      653.26
8 Port Adapter & Interfae                       7-1-96                      686.25
17" Monitor                                     8-1-96                      926.60
Main Printer                                    9-1-96                    6,888.23
Actg/AP Software                               10-1-96                    8,544.86
Software Costs Install                         12-1-96                    1,841.07
Detacher                                        1-1-96                      727.00
Memory                                          2-1-96                      727.20
Micro Computer ATO M                           3-31-96                    1,799.00
Nove Anyxcpt                                    4-1-96                    1,616.67
HP Lasetjet  5M                                 5-1-96                    1,942.17
Shipping Machine                                8-1-96                    3,258.15
Micron Computer                                11-1-96                    4,836.00
Primavision Wkstation                          12-1-96                   19,500.00
Netmanage Software                              2-1-96                    1,225.06
Memory -Amex                                    1-1-96                    2,221.59
Memory                                          2-1-96                      552.93
Union Special 52800-BE                         3-31-96                    1,760.00
WD 2.5 Harddrive & HP                           4-1-96                    1,481.04
Memory                                          5-1-96                    1,165.00
Micron Computer                                 7-1-96                    6,294.00
HP Laserjet 5m                                  8-1-96                    1,960.59
Millennia Computer                              9-1-96                    2,498.00
Micron Comp                                    11-1-96                    2,448.00
Primavision CLC Driver                         12-1-96                    4,000.00
Chameleon Software                              1-1-96                      619.44
Micron Computer ATO                             2-1-96                    3,736.00
ADAPEC Kit &Seagate                             4-1-96                      908.35
Dell Network Comp                              11-1-96                   10,560.77
Deskpro 4000                                   12-1-96                    2,043.41
Pro/5 Data Server                               4-1-96                      638.50
PC Computer-Mocron                              1-1-96                    2,468.00
Novell Software                                 1/1/97                    2,249.58
Novell Software                                 1/1/97                    1,035.61
Computer (Mr G)                                 1/1/97                    4,054.23
Computer                                        1/1/97                    5,003.52

SCHEDULE 2.1 (A) (1)
EQUIPMENT

                                             In Service
Description                                     Date                       Cost

Computer                                        1/1/97                    3,078.84
Primavision software                            1/1/97                    2,400.00
Nova computer                                   2/1/97                    2,753.55
CADD Engr Supply                                2/1/97                      843.00
WACOM Tech                                      2/1/97                      179.97
CDW enet cards                                  1/8/97                      659.99
CDW Serial port adapter                         3/1/97                    1,521.04
Basis Computer                                  3/1/97                    5,471.50
Nova Pentium Pro                                3/1/97                    2,437.09
Basis International                             3/1/97                    1,250.00
Computer Equipment                              4/1/97                    3,277.81
Nova PC                                         6/1/97                    1,336.54
IBM TP 560E 5/150                               6/1/97                    2,799.40
               delete above                     7/1/98                    2,799.40
IBM TP 560E 5/166                               7/1/97                    4,600.13
2 PC for office                                 7/1/97                   10,326.60
HP deskjet printer                              7/1/97                      269.00
HP Jetdirect printer                            8/1/97                      333.87
Minolta PC                                      9/1/97                      328.77
Int P60/180                                     9/1/97                      271.27
HP Officejet 500                                9/1/97                      542.47
Epso LQ 570+                                    9/1/97                      277.76
Printer Buffer                                10/01/97                      416.95
NT Software                                   10/01/97                      958.95
Software upgrade AIX                          10/01/97                    2,871.58
Laptop for Suren                              11/01/97                    4,174.96
Modem                                         11/01/97                      542.49
HP Laserjet printer                           12/01/97                      424.10
RS6000                                         12-1-97                   40,862.32
Printer                                       12/01/97                    8,059.32
Disk Drive                                    12/01/97                      296.70
Monitor                                       12/01/97                      490.80
Software (Eudora & L Smtst)                   12/01/97                    1,332.57
Computer Hardware                             12/01/97                    5,533.38
Monitor                                       01/01/98                      489.72
Task Chair                                    01/01/98                      268.33
Phone                                         02/01/98                      641.79
5 PCs                                         02/01/98                    4,463.58

SCHEDULE 2.1 (A) (I)
EQUIPMENT

                                             In Service
Description                                     Date                        Cost

Monitor & sound card                           02/01/98                     606.65
Aspen Computer                                 02/01/98                   9,045.76
AJ telephone system                            02/01/98                   4,437.00
Surge Protectors                               05/01/98                     268.58
Compusa                                        05/01/98                     385.10
Monitors                                       05/01/98                     364.18
PC                                             09/01/98                   1,160.22
MS Office (sftwr)                              09/01/98                     361.46
PC                                             09/01/98                   3,096.17
PC                                             03/01/98                   3,650.47
Software                                       03/01/98                     497.93
PC                                             10/27/98                     970.55
Fusinon 3.0 software                           11/30/98                     295.33
hardware                                       11/30/98                     608.12
Computer (3)                                   11/30/98                   3,048.61
Computer                                       11/30/98                   1,233.32
Phone system upgrade                           11/30/98                   6,719.81
                                                                        ----------
                                                                        427,134.40

Ford Windstar                                    2-1-97                  21,724.31


Monitor                                          7-1-96                     433.97
Showroom Chairs                                01/01/98                   1,926.25
Monitor                                        11/01/98                     291.17
                                                                        ----------
                                                                          2,651.39

Air Conditioners                                 8-1-95                   8,625.00
Computer Software                                8-1-95                   1,750.00
Computer Network & Accs                          8-1-95                  24,825.00
Telephone Connections                            8-1-95                   1,000.00
Fax Machine                                      8-1-95                   1,500.00
Office Furniture                                 8-1-95                     500.00
Computer                                         7-1-96                   4,800.00
Computer Table                                   7-1-96                     575.00
Chairs                                           7-1-96                     770.00

SCHEDULE 2.1 (A) (I)
EQUIPMENT

                                             In Service
Description                                     Date                        Cost

Marker Table                                     7-1-96                     360.00
Printer                                          7-1-96                   2,045.00
Table                                            7-1-96                     360.00
Curtains                                         7-1-96                   1,495.00
Copier                                           3/1/97                   5,475.00
Generator                                        3/1/97                   5,250.00
PC wiring                                        3/1/97                   2,000.00
Scanner                                          3/1/97                     950.00
Air conditioners                               10/01/97                   5,000.00
Copiers                                        10/01/97                   4,750.00
IBM PC                                         10/01/97                   2,250.00
Furniture                                      10/01/97                   1,500.00
FAX                                            10/01/97                   1,150.00
PC                                             10/01/98                   1,200.00
                                                                         ---------

                                                                         78,130.00

Van                                              3-1-97                  15,000.00

RF Base Station                                  3-1-95                   9,239.28
Computer                                         3/1/97                   7,883.40
Power system for Computer                        3/1/97                   2,162.92
2 PCs for office                                 3/1/97                   2,901.39
Computer Equipment                               4/1/97                     561.73
Datamax used prodigy prtr                        7/1/97                   1,362.72
Tables w/ lighting                               5/1/97                   2,460.85
Time Clock                                     04/01/98                   1,009.98
Printer                                        09/01/98                   1,641.27
                                                                         ---------

                                                                         29,223.54

Fortress UPS                                     9-1-95                     881.28
Lift Truck                                       9-1-95                  17,122.25
Washer & Dryer                                 10/01/97                   1,042.54
Bike                                           04/01/98                   1,058.85
                                                                         ---------

                                                                         20,104.92

SCHEDULE 2.1 (A) (I)
EQUIPMENT

                                             In Service
Description                                     Date                        Cost

Install New Pump                                1-1-96                    5,135.75
Sprinklers in Washroom                          7-1-96                      257.52
Fixture & Outlets                              10-1-96                    2,359.85
Overhead doors                                  5/1/97                    4,897.86
                                                                        ----------

                                                                         12,650.98

Leasehold Impv NY Starter                     08/31/98                   56,218.28
w/o Starter                                                              46,848.57
                                                                        ----------

                                                                          9,369.71

Generator for Office                            6-1-96                    4,400.00
Air Conditioner                               03/01/98                    2,600.00
                                                                        ----------

                                                                          7,000.00

Susuki Motorcycle                               7-1-96                    2,945.00
Susuki Motorcycle                             03/01/98                    2,625.00
                                                                        ----------

                                                                          5,570.00

                                                                        619,189.54

                               SCHEDULE 2.1(A)(II)
                              LEASED REAL PROPERTY

SHOWROOM
100 WEST 33RD ST
NEW YORK CITY, NY  10001

OFFICE SPACE
1333 N KINGSBURY
CHICAGO, IL  60622

RETAIL SPACE
222 MERCH MART PLAZA
CHICAGO, IL  60654

OFFICE
9-11 SHING WAG ROAD
HONG KONG

OFFICE
36 & 36.6 PAMANKADA RD
KIRILLAPON, WLLAWATTE, SRI LANKA

OFFICE
DKAKA, BANGLADESH

OFFICE
CHITTAGONG, BANGLADESH

                              SCHEDULE 2.1(A) (III)
                            INVENTORY AS OF 12/31/98

                                                                                                            TOTAL

FINISHED GOOD/PHYSICAL COUNT                                                                           $ 5,095,865.00

INTRANSIT INVENTORY                                                                                        536,491.00

INVENTORY AT STORE OUTLET                                                                                   25,724.82

PIECE GOODS AT OTHER MAKERS                                                                                347,472.94
                                                                                                       --------------

                  TOTAL BOOK INVENTORY                                                                   6,005,553.76

      LESS ESTIMATED BOOK RESERVES FOR

            OBSOLESCENCE AND MARKDOWNS                                                                  (1,190,774.00)
                                                                                                       --------------
                         NET INVENTORY                                                                 $ 4,814,779.76
                                                                                                       ==============

                               SCHEDULE 2.1(A)(V)
                     TRADEMARKS, TRADENAMES, PATENTS, LOGOS

     OWNED TRADEMARKS                                          REGISTRATION NO.
---------------------------                               ---------------------------


Good Friends **                                                    1,294,492

Good Friends Design **                                             1,475,080

Hi Dives **                                                        1,514,693

Winning Team                                                       1,773,699

Windy Trail                                                        1,836,878

Wonderralls **                                                     1,013,839

Cyberfleece                                                        2,088,371

Cyber Berber                                                Applied For

Weather Tamer                                                        730,123

Weather Tamer                                                      1,561,092

Collie Warm as a Collie's Fur **                                   1,561,093

Weather Tamer                                                      1,577,883

Collie Design **                                                   1,582,648

The Kids Andy Johns                                                2,045,161



   MACKINTOSH TRADEMARKS                                       REGISTRATION NO.
---------------------------                               ---------------------------

KAOS                                                               1,197,990

KAOS                                                               1,419,300

Andy Johns                                                         1,562,284

Andy Johns                                                         1,060,825



** These trademarks are not currently being used.



 TRADEMARKS UNDER LICENSE                                      REGISTRATION NO.
---------------------------                               ---------------------------

Healthtex                                                          1,807,653

Girls Club by Healthtex                                     Applied For

Little Impressions                                          Applied For

Starter                                                     Not disclosed in License

"S and Star"                                                Not disclosed in License

"Starter in conjunction with                                Not disclosed
   S and Star"

Eclipse                                                     Unregistered



COPYRIGHTS

The company occasionally applies for copyright registration of artwork used in connection with its products, however, none is considered to be material to the operation of M&L.

                              SCHEDULE 2.1 (A) (IX)
                                PREPAID EXPENSES

                                      As of       Projected (1)
                                     12/31/98     2/28/99

M & L International - US

Advances to Suppliers

        Rudra                           4,460       4,460 To be paid off w/ fall deliveries
        Remerco                         6,000           0 Paid in Jan
                                       ------     -------
        US Advances                     1,540       4,460
                                       ------     -------
Prepaid Expenses

        Insurance                      21,740           0 Not to be carried forward to Amerex
        Postage                         4,494       4,000 Estimate
        Starter                        20,833             Depends on payment and new contract terms
        Trade Show                      4,000           0 Trade show in Feb
        Sri Lanka Rent                  6,000       4,000
        Bangladesh Rent                     0           0
        Prepaid Freight                 2,877           0
        Other Prepaids                  7,327           0 To be amortized before Feb 28th
        Due from Empl                     257           0
        Electra Svc contract HK             0       5,857
                                       ------     -------
        US Prepaids                    67,528      13,857
                                       ------     -------
Total US Prepaids & Advances           65,988      18,317
                                       ------     -------
Prepaid Hong Kong Expenses

        Rental deposit                 42,806      42,806
        Electrical deposit              3,782       3,782
        Courier Services                  103         103
        Trade Departments                 641         641
        Water Bottling deposit            288         288
        Employee Adv                      652           0
        Maintenance contracts           1,123         201
        Lectra computer ins               345         172
        Insurance                       1,104       1,389
        Nominee fees                      748         748
                                       ------     -------
        Total Hong Kong Prepaids       51,592      50,130
                                       ------     -------
Liabilities Hong Kong
                                                                      (1) Actual numbers at Closing
                                                                      Date
                                                                      may vary from projections.

        Accounts Payable               31,483      31,483
        Provisions for Severance       23,206     112,984

        Audit Fees                      2,949       3,440
                                       ------     -------
        Total Hong Kong                57,637     147,907
        Liabilities
                                       ------     -------
Net Hong Kong                           6,045      97,777
                                       ------     -------
Total US and Hong Kong                 59,943      79,459
                                       ======     =======

                              SCHEDULE 2.1 (A)(XVI)
                M&L INTERNATIONAL (H.K.) LTD. ACCOUNTS RECEIVABLE

                                          BALANCE                    PROJECTED
                                          12/31/98                    2/28/99
                                      ----------------            ----------------

Total Receivables                        $19,214.50                     None

                              SCHEDULE 2.1(B)(III)
                               EXCLUDED CONTRACTS

                                  SCHEDULE 2.2

                               ASSUMED LIABILITIES

         See Schedule 2.1(a)(ix) under the heading Hong Kong Liabilities

1)  Illinois                                        Charter # 5784-689-5
    Incorporated                                    Registration date                    7-Jun-94
    Prentice Hall Legal and Financial Services
    33 North LaSalle St.
    Chicago, IL  60602

2)  California                                      Charter # 1914238
    Qualification                                   Registration date                    6-Oct-94
    Prentice Hall Legal and Financial Services
    6430 Sunset Blvd., Suite 1117
    Los Angeles, CA  90028

3)  Georgia                                         Charter # 9419063
    Qualification                                   Registration date                    1-Aug-94
    Prentice Hall Legal and Financial Services
    100 Peachtree St.
    Atlanta, GA  30303

4)  New York                                        Charter #
    Qualification                                   Registration date                   11-Oct-94
    Prentice Hall Legal and Financial Services
    80 State St.
    Albany, NY 12207

5)  Washington                                      Charter # 601562673
    Qualification                                   Registration date                   12-Oct-94
    Prentice Hall Legal and Financial Services
    1010 Union Ave. SE
    Olympia, WA  98501

6)  Wisconsin                                       Charter # M047820
    Qualification                                   Registration date                   17-Jun-97
    CSC                                             Termination date                    25-Sep-98
    25 W. Main St.
    Madison, WI  53703

                                  SCHEDULE 5.5
                  CONSENTS AND WAIVERS REQUIRED FOR TRANSACTION


15.      CONSENT OF BANK IS REQUIRED PURSUANT TO CREDIT AGREEMENT

16.      APPROVAL OF THE COMPANY'S BOARD OF DIRECTORS IS REQUIRED.

17.      THE CHICAGO OFFICE LEASE CAN BE ASSIGNED TO ANY ENTITY WHICH IS A

         SUCCESSOR TO ALL OR A SUBSTANTIAL PORTION OF M&L'S BUSINESS.

18.      THE NEW YORK SHOWROOM LEASE MAY BE ASSIGNED TO A CORPORATION TO WHICH

         SUBSTANTIALLY ALL OF THE TENANT'S ASSETS ARE TRANSFERRED PROVIDED THAT:

         a.       The  transfer is for a good business purpose and not a device for the transfer of the tenant's interest in the lease; and

         b.       The assignee has a net worth of at least $593,481.

19.      THE HEALTHTEX LICENSE PROHIBITS ASSIGNMENT.

20.      THE FOLLOWING CONTRACTS REQUIRE WRITTEN CONSENT:

                  a)       West Star Business Systems -- Copy Kit "plus"
                           Agreement

                  b)       Wells Fargo Alarm Service -- Security service

                  c)       Cannon Financial Services -- Color printer lease

                  d) LCI International Telecom Corp -- Long distance phone service

                  e) React Computer Services -- Computer printer & terminal maintenance

                  f) Moore Document Information System -- Detacher maintenance

                  g)       Starter Corporation -- License

                  h)       Asia Pacific Systems Limited (HK) -- Computer
                           Maintenance

                  i)       Dun & Bradstreet -- Credit Report Service

21.      THE FOLLOWING CONTRACTS ARE NOT ASSIGNABLE

         a)       IBM Credit Corp. -- Computer Lease/Purchase

         b) Pitney Bowes -- Various facsimile rental agreements and mailing equipment rentals and service.

         c) Quiet & Cool Engineering Company Ltd. (HK) -- Air conditioning maintenance

                         SECTION 5.6 COMPLIANCE WITH LAW



(a)      None

(b)      None

                             SCHEDULE 5.7 LITIGATION



None

                                  SCHEDULE 5.9
                             EMPLOYEE BENEFIT PLANS

HEALTH INSURANCE Chicago & NY                           HEALTH and DENTAL INSURANCE AUBURN
American Unified Life and Health Insurance              Regence Blue Sheild
Group #     PPO-9860                                    MS 610
            HMO-IL11980                                 P.O. Box 21267
                                                        Seattle, WA 98111-3267
Attention - Claim Dept.
4601 Saulk Trail Rd.                                    Group # 028871
Richton Park, IL 60471


Phoenix Disability Insurance
ACCOUNT #'S
SHORT TERM DISABILITY                                   LONG TERM DISABILITY
054-9024-00                                             054-9019-00

mail enrollments to:
Group BIlling
Phoenix Home Life                                       Phone:     1-800-451-2513
100 Bright Meadow Blvd.                                 Fax:       860-403-6980
P.O. Box 1900
Enfield, CT  06083-1900


Lafayette Life Insurance
POLICY #    G002530

PUT TODAY'S DATE IN THE TOP RIGHT CORNER OF FORM AND FAX TO:
GROUP DEPT.
LAFAYETTE LIFE INS. CO.
FAX #:      765-477-3369                     COVERAGE AMOUNTS ARE:

                                             LIFE                  AD&D
                                             25000                 25000


                                             OVER AGE 70 COVERAGE IS 1/2
                                             LIFE                  AD&D
                                             12500                 12500

DENTAL INSURANCE Chicago
1st Commonwealth                             Enrollments to:
Dental HMO                                   First Commonwealth
Plan 3000D                                   444 North Wells, Suite 600
Group Name is M&L International              Chicago, IL 60610
                                             Attn:  Processing Dept.
                                             Fax: (312) 644-1822


401K Plan
Principal Financial Group                    The Principal Financial Group
Contract # (3)77345                          710 9th St.
Location # 2                                 Des Moines, IA  50309-1502

                                  SCHEDULE 5.10

                                    CONTRACTS

NEW YORK
1) Ti-Tone Communications, Inc. Service Agreement
Ti-Tone Communications,Inc.
386 Broadway,2nd floor
New York, NY 10013
(212) 431-7765
dated 5/04/98 thru 5/03/99
M&L & Ti-Tone Communications, Inc.
facsimile service

2) Tele Dynamics Service Contract
Tele Dynamic
330 Seventh Avenue
New York, NY 10001
(212) 594-7333
dated 7/01/98 thru 6/30/99
M&L & Tele Dynamics
telephone system

3) NY Lease
SZS 33 Associates L.P.
c/o M.S. Management Associates, Inc.
One Merchant Plaza
P.O. Box 7033
Indianapolis, IN  46207
dated 7/01/93
M&L & SZC 33 Associates L.P.
NY Office space lease

AUBURN
1) Advanced Filter & Mechanical Inc.
Advanced Filter & Mechanical Inc.
516 Valley  Avenue Northeast
Puyallup, WA  98372-2503
(253) 770-2443
dated 2/17/98
M&L & Advanced Filter and Mechanical, Inc.
heating and air conditioning service and check

2) Rider to Alarm Service Agreement
Security Link from Ameritech
3003 16th Avenue West
Seattle, WA  98119
(206) 443-9620
dated 10/15/97
M&L & Security Link from Ameritech
change in alarm system

3) Addendum Rider to Alarm Service Agreement
Security link from Ameritech
3003 16th Avenue West
Seattle, WA  98119
(206) 443-9620
Security link from Ameritech
dated 11/10/97
M&L & SecurityLink from Ameritech
addition to alarm system

4) Copy Kit "plus" Agreement
West Star Business Systems, Inc.
P.O. Box 58043
Seattle, WA  98138-1043
(206) 575-9710
dated 2/25/99 thru 2/25/00
M&L & West Star Business Systems, Inc.
service and parts for copy machine

5) Equipment Maintenance
Pitney Bowes
501 N Riverpoint Blvd. Suite 200
Spokane, WA 99202-1664
(800) 522-0020
dated 10/01/98
M&L & Pitney Bowes
mail machine maintenance

6) Postage Meter Rental
Pitney Bowes
501 N. Riverpoint Blvd., Suite 200
Spokane, WA  99202-1664
(800) 243-7800
dated 11/16/98
M&L & Pitney Bowes
postage meter rental

7) Facsimile Rental
Pitney Bowes
501 N. Riverpoint Blvd., Suite 200
Spokane, WA  99202-1664
(800) 322-8000
dated 1/01/99
M&L & Pitney Bowes
Fax machine rental

8) Exclusive Listing Agreement Sublease Contract
Cushman & Wakefield of Washington, Inc.
Pacific Northwest Area
700 Fifth Ave., Suite 2700
Seattle, WA 98104-5027
dated 11/01/98 thru 4/30/99
M&L & Cushman & Wakefield of Washington, Inc.
Real Estate listing agreement

9) Lease
HRP Properties 6
P.O. Box 700
Mercer Island, WA 98040
dated 7/23/91
M&L & HRP Properties 6
Auburn Warehouse Lease

CHICAGO
1) Amerinet Maintenance Agreement with M & L
Amerinet
324 E. Roosevelt Rd.Suite 201
Wheaton, IL 60187
(708) 653-8699
dated 6/08/92
M&L & Amerinet
service and parts for computers

2) Allcom Equipment Maintenance Agreement
Allcom Inc.
5621 W. Howard St.
Niles, IL  60714
dated 4/01/93
M&L & Allcom Inc.
labor only on phone system/ full main. on voice mail

3) Cannon Financial Services Lease
Cannon Financial Service, Inc.
200 Commerce Square Blvd.
P.O. Box 370
Burlington, NJ  08016
(800) 220-0200
dated 12/04/96 for 48 months
M&L & Cannon Financial Services
color copy machine lease

4) Maintenance Agreement Service Division
Cannon Financial Service, Inc
200 Commerce Square Blvd.
P.O. Box 370
Burlington, NJ  08016
(800) 220-0200
M&L & Ambassador Office Equipment
color copy maintenance and supplies

5) Addendum to Maintenance Agreement
React Computer Service, Inc.
15W 700 Frontage Rd.
Hinsdale, IL  60521-5543
(708) 323-6200
dated 1/08/98
M&L & React Computer Services, Inc.
printer service

6) Central Station Protective Signaling Service Renewal
Wells Fargo Alarm Service,Inc.
230 W. Division  St.
Chicago, IL  60610
(312) 337-3100
dated 9/25/97
M&L & Wells Fargo
security alarm system service

7) Service Purchase Agreement
Peak Technologies
9200 Berger Rd.
Columbia, MD  21046-1602
(410) 312-6000
dated 11/09/98 and 12/30/97
M&L & Peak Technologies
service on dot matrix printers (one for each printer)

8) Credit Recommendation Contract
Crex of New York, Inc. d/b/a Credit International
P.O. Box 5426
Flushing, NY  11354
(718) 539-8085
dated 3/01/98
M&L & CREX of New York, Inc. d/b/a Credit International credit checks

9) Credit Recommendation Contract
Dun & Bradstreet
P.O. Box 92542
Chicago, IL  60675-2542
(800) 284-4953
dated 3/9/98
M&L & Dun & Bradstreet
credit checks

10) Facsimile Rental Agreement
Pitney Bowes
P.O. Box 85390
Louisville, KY  40285-5390
dated 9/23/97 for 36 month minimum
M&L & Pitney Bowes facsimile rental and maintenance agreement front desk

11) Facsimile Equipment Maintenance
Pitney Bowes
P.O. Box 85390                        no actual signed contract, maintenance is billed annually
Louisville, KY  40285-5390            if invoice not paid, maintenance is discontinued and billed
dated 01/01/99 renewal                             per service call instead.
M&L Pitney Bowes
back fax machine maintenance

12) Equipment Maintenance
Pitney Bowes
P.O. Box 85390
Louisville, KY  40285-5390
M&L & Pitney Bowes
mailing machine maintenance

13) QuickLease Agreement
IBM Credit Corp.
1605 LBJ Freeway
Dallas, TX  75234
(972) 280-4750
dated 2/23/98
M&L & IBM Credit Corp.
RS6000 computer and maintenance

14) Connector Account Schedule Charges
MSCNET
Two Prudential Plaza, Suite 2625
Chicago, IL  60601
(312) 803-6271
dated 01/21/98
M&L & MCSNet
Internet Access

15) Annual Typewriter Maintenance Renewal
United Business Machines
875 E. Rand Rd.
Desplaines, IL  60016
(847) 299-3000
dated 3/12/98
M&L & United Business Machines
typewriter maintenance

16) Preventive Maintenance Agreement
Shavitz and Sons, Inc.
8245 N. Kimball Ave.
Skokie, IL  60076
(708) 674-8252
M&L & Shavitz and Sons, Inc.
heating and air conditioning maintenance

17) Copier Service Agreement
Camadon,Inc.
600 Bunker Court
Vernon Hills, IL  60061
(800) 542-7634
dated 12/14/95
M&L & Camadon/IKON
5570 model copier maintenance agreement

18) Copier Service Agreement
Camadon,Inc.
600 Bunker Court
Vernon Hills, IL  60061
(800) 542-7634
M&L & Camadon/IKON
6750 model copier maintenance agreement

19) Rental Agreement
Sparkling Spring Mineral Water Co.
1629 Park Ave. West
Highland Park, IL  60035
(708) 831-3442
dated 4/21/93
M&L & Sparkling Spring Mineral Water Co.
2 water cooler rentals

20) Monthly Commitment and Term Agreement
LCI International Telecom Corp.
4650 Lakehurst  Court.
Dublin, OH  43016
dated 8/16/95
M&L & LCI International
long distance carrier agreement

21) UPS Incentive Program
United Parcel Service
1400 S. Jefferson St.
Chicago, IL  60607
(800) 782-7892
dated 6/08/98
M&L & United Parcel Service
shipping carrier service contract for better rates

22) Chicago Lease
Everbury Partners, Ltd. L.P.
% Urban Estates, Inc.
1777 N. Clybourn Ave.
Chicago, IL  60614
dated 4/01/97
M&L & Everbury Partners, Ltd. Limited
Chicago Office space lease

23) License Agreement
Healthtex Apparel Corp.
200 Weldin Building, Concord Plaza
3411 Silverside Road
Wilmington, DE  19810
(302) 477-3930
dated 11/01/97
M&L & Healthtex Apparel Corp.
Healthtex License Agreement

24) License Agreement
Eclipse, Incorporated
110 E. 9th Street, Suite C-1259
Los Angles, CA 90079
dated 7/13/87
M&L & Eclipse
Eclipse License Agreement

25) Oral Contract
J-Belt Sales
694 The Apparel Center
Chicago, IL 60654
M&L & J-Belt Sales
Sales Rep

26) Oral Contract
Liz Clark
451 E. 58th Ave.
Box 315, Suite 4167
Denver, CO  80216
M&L & Liz Clark
Sales Rep

27) Oral Contract
Alan Mallman
1356 Neshaminy Valley Dr.
Ben Salem, PA  19020
M&L & Alan Mallman
Sales Rep

28) Oral Contract
Jerry Bassett
1300 Nicollet Mall
Suite 4035
Minneapolis, MN  55403
(612) 333-7166
M&L & Jerry Bassett
Sales Rep - Healthtex

29) Oral Contract
Mike Benson
215 Homeland St.
Fairfield, Ct  06432
(203) 331-1830
M&L & Mike Benson
Sales Rep - Healthtex

30) Oral Contract
Michael Branch
2300 Stemmons Freeway
Suite 3829
Dallas, TX  75207
(214) 637-1322
M&L & Michael Branch
Sales Rep - Healthtex

31) Oral Contract
Walt Bringman
1502 E. Schantz
Dayton, OH  45419
(513) 298-3725
M&L & Walt Bringman
Sales Rep - Healthtex

32) Oral Contract
Rusty Buckman
5033 Craig Ave
Kenner, LA  70065
(504) 456-9090
M&L & Rusty Buckman
Sales Rep - Healthtex

33) Oral Contract
Glenda Doherty
3315 159th PL SE
Millcreek, WA 98012-8330
M&L & Glenda Doherty
Sales Rep - Healthtex

34) Oral Contract
Chuck Groomes
1644 Lochcrest
Chesterfield, MO  63017
(314) 537-9703
M&L & Chuck Groomes
Sales Rep - Healthtex

35) Oral Contract
James Haley
12735 Providence Rd.
Alpharetta, GA  30201
(770) 475-1013
M&L & James Haley
Sales Rep - Healthtex

36) Oral Contract
Priscilla Mathis
110 East 9th St
Suite B-684
Los Angles, CA   90079
M&L & Priscilla Mathis
Sales Rep - Healthtex

37) Oral Contract
William Mcjunkin
1016 Gatewood Dr
Bethel Park, PA 15102
(412) 835-2078
M&L & William Mcjunkin
Sales Rep - Healthtex

38) Oral Contract
Elwood Regan
P.O. Box 44844
Greensboro, NC  27404-4484
(910) 854-5522
M&L & Elwood Regan
Sales Rep - Healthtex

39) Oral Contract
Susan Roholt
2109 Wimbledon Circle
Franklin, TN  37069
(615) 794-0234
M&L & Susan Roholt
Sales Rep - Healthtex

40) Oral Contract
Jan Switzer
11846 Cedar Pass
Houston, TX  77077
(218) 493-0347
M&L & Jan Switzer
Sales Rep - Healthtex

41) Buying Agreement
Jun Jin
#804, 8F Keumpoong Bldg 326-2 Kunja-Dong
Seoul, Korea
9761-342738
dated 12/17/98
M&L & Jun Jin Corporation
buying agent agreement

42) Buying Agreement
Ronnie Shahar
6 Halotus St
Ramat-Effal, Israel 52960
972 353 43129
dated 8/02/95
M&L & Ronnie Shahar
buying agent agreement

43) Buying Agreement
Savitex
Dogan Arasli Cad.Fatih Mah Yeni
Belediye Binasi Karsisi
Esenyurt, Istanbul
Turkey
02126205778
dated 3/12/98
M&L & Savitex International
buying agent agreement

44) Hong Kong Lease
Ravelin Limited
13 Miles, Castle Peak Rd.
Sham Tseng
New Territories, Hong Kong
dated 1/12/96
M&L & Ravelin Limited
Hong Kong office lease

45) Bangladesh Verbal Lease
Abdur Rahman
#4 Naoratan Colony, Bailey Rd.
Dhaka 2, Bangladesh
880 2 416687
M&L & Abdur Rahman
Bangladesh office lease

46) Sri Lanka Lease
Maree Ruanee Gunasekera
# 13/2 Elibank Rd.
Colombo 5, Sri Lanka
dated 07/15/97
M&L & Maree Ruanee Gunasekera
Sri Lanka office lease

47) License Agreement
Starter Corporation
370 James St.
New Haven, CT  06513
dated 6/30/97
M&L & Starter Corporation
Starter License Agreement

48) Employment Contract
Kurt Gutfreund
33 E. Bellevue, Apt # 4E
Chicago, IL 60611
dated 11/30/1994
M&L & Kurt Gutfreund
Mr. Kurt Gutfreund's Employment Contract

49) Moore Forms Handling Equipment Maintenance Service Agreement
Moore Document Automation Systems
P.O. Box 951030
Dallas, TX 75395-1030
dated 2/20/99
M&L & Moore Document Automation Systems
invoice detacher maintenance

HONG KONG
1) Air Conditioner Preventive Maintenance Service Agreement
Quiet & Cool Engineering Company Ltd.
Flat 2E, Fu Cheung Centre
5-7 Wong Chuk Yeung Street
Fotan, Shatin, Hong Kong
dated 1/05/98
M&L & Quiet & Cool Engineering Co. Ltd.
Air Conditioning Maintenance

2) Messengerial Services Contract
Alliance Express Service Co.
Room 5-6, 3/F, Block A
Wing Kut Industrial bldg.
608 Castle Peak Rd, Kln.
Hong Kong
dated 1/10/97
M&L & Alliance Express Service So.
Messenger Services

3) Lectra Systems Services Agreement
Lectra Systems (HK) Limited
Units 1112-1113, 11/F New East Ocean Centre
No. 9 Science Museum Road
Tsinshatsui East
Kowloon, Hong Kong
dated 1/01/98
M&L & Lectra Systems Services Agreement
Lectra Design Equipment Maintenance

4) Office Automation Equipment Maintenance Certificate
Shun Hing Electric Service Centre Ltd.
18/F, Shun Hing Centre
8 Shing Yiu Street
Kwai Chung, N.T.
Hong Kong
dated 4/22/98
M&L & Shun Hing Electric Service Centre Ltd.

Fax Machine Maintenance

5) Tradelink Registration and Subscriber Form
Tradelink Electronic Document Services, Ltd.
Suite 89, 5/F, Hong Kong Trade & Exhibition Centre
1 Trademart Drive, Kowloon Bay, Hong Kong dated 02/11/98
M&L & Valunet Standard
Import & Export Declaration Services

6) Personal Computer Maintenance Agreement
Asia Pacific Systems Ltd.
Unit 13, 8/F, Hing Wah Centre
82-84 To Daw Wan Road,
Kowloon
dated 3/10/98
M&L & Asia Pacific Systems Ltd.
Computer Maintenance

                                  SCHEDULE 5.12

                                 PURCHASE ORDERS



All Purchase Orders for Fall 1999 have been entered into in the ordinary course of business but are not consistent with past practice on the following two points:

         1)       Orders have been placed later than past practice.

         2)       Letters of credit have not been opened.

                                  SCHEDULE 5.13

                                     PERMITS



1.       City of Chicago -- License

2.       State of Washington -- Registration and License

3.       City of Auburn -- Business Registration

4.       State of Utah -- License for Quilted Clothing

                                 SCHEDULED 5.14

                                     LEASES



None

                                  SCHEDULE 5.15
                          ENVIRONMENTAL LAW VIOLATIONS



None

                                  SCHEDULE 5.16
                               INSURANCE POLICIES

                            M & L INTERNATIONAL, INC.

   COVERAGE
    DATES                 INSURANCE COMPANY         POLICY #   DESC. OF COVERAGE     PREMIUM             COVERAGE

11/01/98-11/01/99   EMPLOYERS MUTUAL CASUALTY CO.   1A88S75   COMMERCIAL PROPERTY   28,000.00   170,123,440 BLANKET REAL & PERSONAL
                                                                                                PROPERTY INCLUDING EDP (SUB-LIMITS
                                                                                                APPLY-SEE POLICY FOR DETAILS)
                                                                                                107,810,000 BLANKET BUSINESS
                                                                                                INTERRUPTION/RENTS 50%
                                                                                                50,000,000 EARTH MOVEMENT PER
                                                                                                OCCURRENCE/AGGREGATE INCLUDING
                                                                                                SPRINKLER LEAKAGE-EXCEPT CA.
                                                                                                5,000,000 EARTH MOVEMENT PER
                                                                                                OCCURRENCE/AGGREGATE INCLUDING
                                                                                                SPRINKLER LEAKAGE-CA
                                                                                                50,000,000 FLOOD PER
                                                                                                OCCURRENCE/AGGREGATE-EXCEPT FLOOD
                                                                                                ZONE A
                                                                                                1,000,000 FLOOD PER
                                                                                                OCCURRENCE/AGGREGATE-FLOOD ZONE A
                                                                                                DEDUCTIBLES
                                                                                                5,000 COMBINED PROPERTY DAMAGE AND
                                                                                                TIME LIMIT EXCEPT
                                                                                                25,000 EARTH MOVEMENT COMBINED
                                                                                                PROPERTY DAMAGE AND TIME ELEMENT.
                                                                                                EXCEPT CA
                                                                                                25,000 FLOOD COMBINED PROPERTY
                                                                                                DAMAGE AND TIME ELEMENT, EXCEPT
                                                                                                FLOOD ZONE A
                                                                                                1,000 TRANSIT
                                                                                                5% CA EARTHQUAKE PER ITEM OF
                                                                                                INSURANCE (100,000 MINIMUM)
                                                                                                1% WIND FOR 1* TIER COUNTIES
                                                                                                (100,000 MINIMUM)
                                                                                                FLOOD ZONE A DEDUCTIBLE SHALL BE
                                                                                                AMOUNT AVAILABLE UNDER
                                                                                                NATIONAL FLOOD PROGRAM WHETHER IN
                                                                                                FORCE OR NOT
11/01/98-11/01/99   GREAT NORTHERN INSURANCE       35331938   FOREIGN LIABILITY      6,091.00   450,000 BLANKET PERSONAL PROPERTY
                                                                                                ENGLAND (BISCAYNE)
                                                                                                500,000 BLANKET PERSONAL PROPERTY
                                                                                                DOMINICAN REPUBLIC(BISCAYNE)
                                                                                                500,000 BLANKET BUSINESS INCOME
                                                                                                500,000 CONTINGENT BUSINESS INCOME
                                                                                                IN CHINA
                                                                                                500,000 BLANKET PERSONAL PROPERTY
                                                                                                ANY OTHER LOCATIONS
                                                                                                DEDUCTIBLES
                                                                                                1,000 EXCEPT
                                                                                                25,000 FLOOD & EARTHQUAKE
                                                                                                24 HOURS WAITING PERIOD-BUSINESS
                                                                                                INTERRUPTION
                                                                                                INTERNATIONAL COMMERCIAL LIABILITY
                                                                                                COVERAGE WITH PER OCCURRENCE/PER
                                                                                                OFFENSE LIMITS
                                                                                                1,000,000 BODILY INJURY & PROPERTY
                                                                                                DAMAGE LIMIT(OTHER THAN

   COVERAGE
    DATES                 INSURANCE COMPANY        POLICY #   DESC. OF COVERAGE     PREMIUM             COVERAGE

                                                                                                PRODUCTS-COMPLETED OPERATIONS HAZARD
                                                                                                EMPLOYMENT RELATED PRACTICES HAZARD
                                                                                                & PROPERTY DAMAGE TO RENTED OR
                                                                                                OCCUPIED PREMISES
                                                                                                1,000,000 PERSONAL INJURY &
                                                                                                ADVERTISING INJURY LIMIT (OTHER THAN
                                                                                                EMPLOYMENT RELATED PRACTICES HAZARD)
                                                                                                1,000,000 PROPERTY DAMAGE TO RENTED
                                                                                                OR OCCUPIED PREMISES LIMIT COVERAGE
                                                                                                OTHER THAN CLAIMS-MADE AGGREGATE
                                                                                                LIMITS ONLY:
                                                                                                1,000,000 PRODUCTS-COMPLETED
                                                                                                OPERATIONS HAZARD AGGREGATE LIMIT
                                                                                                NOT COVERED EMPLOYMENT RELATED
                                                                                                PRACTICES HAZARD
                                                                                                1,000,000 MEDICAL EXPENSE AGGREGATE
                                                                                                LIMIT
                                                                                                INTERNATIONAL AUTOMOBILE DIC/EXCESS
                                                                                                LIABILITY
                                                                                                1,000,000 BODILY INJURY & PROPERTY
                                                                                                DAMAGE LIMIT
                                                                                                10,000 AUTO MEDICAL PAYMENTS
                                                                                                LIMIT-PER PERSON
                                                                                                RETAINED LIMITS
                                                                                                20,000 THRESHOLD AMOUNT ON DEFENSE
                                                                                                EXPENSE FOR PROPERTY DAMAGE
                                                                                                STATE OF HIRE BENEFITS APPLICABLE
                                                                                                1,000,000 EMPLOYER'S LIABILITY
                                                                                                50,000 REPATRIATION EXPENSE POLICY
                                                                                                LIMIT
                                                                                                50,000 REPATRIATION EXPENSE PER
                                                                                                EMPLOYEE
11/01/98-11/01/99   FEDERAL INSURANCE CO.          78339689   BOILER & MACHINERY     2,002.00   50,000,000 COMBINED LIMIT PER
                           (CHUBB)                                                              ACCIDENT (SUB LIMIT APPLY - SEE
                                                                                                POLICY FOR DETAILS)
                                                                                                DEDUCTIBLES
                                                                                                5.000 ALL ENTITIES
                                                                                                10,000 PRODUCTION MACHINES (ALL
                                                                                                ENTITIES)
                                                                                                TIME ELEMENT
                                                                                                24 HOURS WAITING PERIOD
                                                                                                48 HOURS WAITING PERIOD FOR
                                                                                                PRODUCTION MACHINES
11/01/98-11/01/99   ZURICH INSURANCE CO.          BAP837469   BUSINESS AUTO COVERAGE 5,000.00   ALL AUTOS-INCLUDING HIRED AND
                                                  301                                           NON-OWNED
                                                                                                1.000,000 COMBINED SINGLE LIMIT
                                                                                                (SYMBOL 1)
                                                                                                1,000,000 UNINSURED/UNDERINSURED
                                                                                                MOTORISTS
                                                                                                MEDICAL PAYMENTS
                                                                                                5,000 PER PERSON
                                                                                                DEDUCTIBLES
                                                                                                500 COMP/COLLISION-ALL EXCEPT
                                                                                                TRACTORS
                                                                                                500 HIRED AUTO PHYSICAL DAMAGE
                                                                                                1,000 COMP/COLLISION-TRACTORS
11/01/98-11/01/99   GREAT AMERICAN INS. CO.      TUU2534089   COMMERCIAL UMBRELLA   11,794.00   EXCESS OF UNDERLYING LIMITS

   COVERAGE
    DATES                 INSURANCE COMPANY         POLICY #   DESC. OF COVERAGE     PREMIUM             COVERAGE

                    (TAMARACK INSURANCE CO.)                                                    50,000,000 EACH OCCURRENCE
                                                                                                50,000,000 POLICY AGGREGATE LIMIT
                                                                                                50,000,000 PRODUCTS COMPLETED
                                                                                                OPERATIONS AGGREGATE
                                                                                                DEDUCTIBLES - NONE SIR-EACH
                                                                                                OCCURRENCE
11/01/98-11/01/99   ZURICH INSURANCE CO.       WC8374188-02   WORKERS COMPENSATION  10,965.00   EMPLOYER'S LIABILITY
                                                                                                500,000 BI BY ACCIDENT-EACH ACCIDENT
                                                                                                500,000 BI BY DISEASE-EACH EMPLOYEE
                                                                                                500,000 BI BY DISEASE-POLICY LIMIT
                                                                                                100,000 REPATRIATION AND ENDEMIC
                                                                                                DISEASE
11/01/98-11/01/99   ZURICH-AMERICAN INS. CO.  GLO8374233-02   COMMERCIAL GENERAL     2,800.00   GENERAL LIABILITY (OCCURRENCE)
                                                              LIABILITY                         2,000,000 GENERAL AGGREGATE PER
                                                                                                LOCATION
                                                                                                1,000,000 OCCURRENCE LIMIT
                                                                                                2,000,000 PRODUCTS/COMPLETED
                                                                                                OPERATIONS AGGREGATE
                                                                                                1,000,000 PERSONAL & ADVERTISING
                                                                                                INJURY
                                                                                                50,000 FIRE DAMAGE LEGAL
                                                                                                LIABILITY-ANY ONE FIRE
                                                                                                10,000 MEDICAL EXPENSE-ANY ONE
                                                                                                PERSON
                                                                                                EMPLOYEE BENEFITS LIABILITY (CLAIMS
                                                                                                MADE)
                                                                                                1,000,000 EACH OCCURRENCE
                                                                                                1,000,000 AGGREGATE LIMIT
                                                                                                DEDUCTIBLES
                                                                                                1,000 EMPLOYEE BENEFITS LIABILITY
                                                                                                NONE-ALL OTHER
11/01/98-11/01/99   ROYAL INSURANCE CO.           PSF000686   COMMERCIAL CRIME       7,755.00   1.000,000 BLANKET LIMIT FOR THE
                    OF AMERICA                                COVERAGE                          FOLLOWING
                                                                                                EMPLOYEE THEFT-MONEY, SECURITIES AND
                                                                                                OTHER PROPERTY
                                                                                                PREMISES COVERAGE-MONEY AND
                                                                                                SECURITIES
                                                                                                TRANSIT COVERAGE-MONEY AND
                                                                                                SECURITIES
                                                                                                DEPOSITORS FORGERY
                                                                                                COMPLETE THEFT & FUNDS TRANSFER
                                                                                                COVERAGE
                                                                                                1,000,000 SPECIAL CRIME LIMIT
                                                                                                DEDUCTIBLES
                                                                                                5,000 PER OCCURRENCE
                                                                                                NONE SIR SPECIAL CRIME
11/01/98-11/01/99   ROYAL INSURANCE CO.           PSF000686   FIDUCIARY LIABILITY    1,800.00   1,000,000 ANNUAL AGGREGATE
QUARTERLY(NOV-JAN)  ATLANTIC MUTUAL COMPANIES    146018943-   OCEAN CARGO COVERAGE  30,000.00   3,000,000 ANY ONE VESSEL
                                                 0203
                                                                                                10,000 DEDUCTIBLE ALL OCCURRENCES
                                                                                                300,000 STOWED ON DECK

   COVERAGE
    DATES                 INSURANCE COMPANY      POLICY #     DESC. OF COVERAGE      PREMIUM             COVERAGE



                                                                                                1,000,000 AIRCRAFT
                                                                                                500,000 BARGE
06/21/98-06/21/99   OMAHA PROPERTY & CASUALTY      3-0063-    FLOOD INSURANCE                   6,091.00 500,000 PRIMARY -
                                                    8468-3                                      5,000 DEDUCTIBLE

04/12/98-04/12/99   MINN. MUTUAL                  1463700H    KURT GUTFREUND         2,884.40   4,000 PER MO. 90 DAY ELIMINATION
                                                              DISABILITY                        FOR LIFE

01/05/99-           UNUM                         LAN653298    KURT GUTFREUND         1,519.00   2,000 PER MO. 90 DAY ELIMINATION TO
02/05/2000                                       DI           DISABILITY                        AGE 65 ILLNESS


11/01/98-11/01/99   AETNA CASUALTY & SURETY      971015014    CUSTOMS BOND                      LIFETIME ACCIDENT
                                                                                     1,300.00   450,000

                                  SCHEDULE 5.17

                              INTELLECTUAL PROPERTY



(i) Trademarks listed on schedule 2.1(a)(v) under the headings "Trademarks Under License" and "Mackintosh Trademarks" are not owned by M&L.

(ii)     All of the owned rights have been assigned to Chase Manhattan Bank.

(iii)    None

(iv)     None

(v)      None

                                  SCHEDULE 5.18

              EQUIPMENT (WITH ORIGINAL PURCHASE PRICE OVER $10,000)

                                                         Acquisition
Description                                Cost             Date         Location

Cambex Disk Drive                           20,451.75      12-1-94       Chicago
                                                                         office
Lectra  Machine                             40,531.69       6-1-95       Chicago
                                                                         office
Primavision Wkstation                       19,500.00      12-1-96       Chicago
                                                                         office
Dell Network Comp                           10,560.77      11-1-96       Chicago
                                                                         office
RS6000                                      40,862.32      12-1-97       Chicago
                                                                         office
Ford Windstar                               21,724.31       2-1-97       Chicago
                                                                         office
Computer Network & Accs                     24,825.00       8-1-95       Sri Lanka Office
Van                                         15,000.00       3-1-97       Sri Lanka Office
Lift Truck                                  17,122.25       9-1-95       Seattle Warehouse

                                           210,578.09

                                  SCHEDULE 5.19
                          CONDITION OF TITLE TO ASSETS

The following liens exist against the companies assets

1) The Chase Manhattan Bank
    New York, NY
    type:         original
    filing #      95056478
    date filed:   03/21/1995
    filed with:   NY
    Collateral:   All assets including proceeds and products

    type:         original
    filing #      1776297
    date filed    06/27/1997
    filed with:   NJ
    Collateral:   All assets including proceeds and products

    type:         amendment
    filing #      983270055      original #  950800044
    date filed    11/23/1998
    filed with:   WA
    Collateral:   Inventory

2) Canon Financial Services, Inc.
    Burlington, NJ
    type:         original
    filing #      003639085
    date filed    01/14/1997
    filed with:   IL
    Collateral:   Assets including proceeds and products - Leased Business
                  Machinery/Equipment including proceeds and products

3) IBM Credit Corp
    White Plains, NY
    type:         original
    filing #      003814423
    date filed    03/10/1998
    filed with:   IL
    Collateral:   Leased Computer Equipment

                M&L International Inc.                       SCHEDULE 7.1

                Consolidated Forecast Statement of
                Income
                INC1 For The Year Ended December 31, 1999

                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
                               JAN       FEB      MAR      1st        APR       MAY       JUNE        2nd         Six       % OF
                               1999      1999     1999     Qtr        1999      1999      1999        Qtr        Months     SALES
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------

Net sales                   2,806,001  458,247  529,841  3,794,089  390,239  1,009,691  2,496,380   3,896,310   7,690,399   100.00
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------

Cost of sales               2,002,755  339,646  416,902  2,759,303  261,043    732,004  1,652,052   2,645,099   5,404,403    70.27
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
      Gross profit            803,246  118,600  112,939  1,034,786  129,196    277,687    844,327   1,251,210   2,285,996    29.73
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
Selling expenses              335,126  247,814  235,033    817,973  253,330    297,494    280,885     831,709   1,649,682    21.45
General & administrative      500,412  460,377  464,791  1,425,580  488,094    428,527    443,229   1,359,850   2,785,430    36.22
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
    Total S,G & A             835,538  708,191  699,824  2,243,553  741,424    726,021    724,115   2,191,559   4,435,112    57.67
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
      Operating income         32,292  589,591  586,884  1,208,767  612,228    448,334    120,213     940,349   2,149,116    27.95
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
Interest Expense and Other
Expenses                       28,801   34,133   41,666    104,599   44,747     56,352     68,022     169,121     273,721     3.56
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
Interest Expense BAI                0        0        0          0        0          0          0           0           0     0.00
Banking Fees - Default              0        0        0          0        0          0          0           0           0     0.00
Interest Term Loan                  0        0        0          0        0          0          0           0           0     0.00
Discontinued Operations Exp         0        0        0          0        0          0          0           0           0     0.00
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
 Income bef. sub,OH & taxes    61,093  623,724  628,550 $1,313,366  656,975    504,686     52,191  $1,109,470  $2,422,836    31.50
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
Amortization of intangibles         0        0        0          0        0          0          0           0           0
Equity in subsidiary                0        0        0          0        0          0          0           0           0     0.00
Corporate Overhead                  0        0        0          0        0          0          0           0           0     0.00
Management fee                      0        0        0          0        0          0          0           0           0     0.00
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
      Income before taxes      61,093  623,724  628,550  1,313,366  656,975    504,686     52,191   1,109,470   2,422,836    31.50

Income tax provision                0        0        0          0        0          0          0           0           0        0
                            ---------  -------  ------- ----------  -------  ---------  ---------  ----------  ----------   ------
      Net income               61,093  623,724  628,550  1,313,366  656,975    504,686     52,191   1,109,470   2,422,836    31.50
                            =========  =======  ======= ==========  =======  =========  =========  ==========  ==========   ======


            M&L International Inc.                                  SCHEDULE 7.1

            Consolidated Forecast Statement of Income
            For The Year Ended December 31, 1999

                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
                                 JULY         AUG          SEPT        3RD           NINE       OCT        NOV         DEC
                                 1999         1999         1999        QTR          MONTHS      1999       1999        1999
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------

Net sales                      4,330,729    6,120,085    6,551,988  17,002,803    24,693,202  5,378,957  2,228,609   2,528,468
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------

Cost of sales                  2,836,321    3,965,513    4,322,551  11,124,385    16,528,787  3,492,677  1,423,018   1,680,755
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
      Gross profit             1,494,408    2,154,572    2,229,437   5,878,418     8,164,414  1,886,280    805,591     847,713
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
Selling expenses                 329,510      418,642      390,422   1,138,575     2,788,257    426,142    340,350     337,796
General & administrative         520,510      491,347      457,028   1,468,885     4,254,315    519,291    467,971     450,579
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
    Total S,G & A                850,020      909,989      847,450   2,607,460     7,042,572    945,433    808,321     788,375
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
      Operating income           644,388    1,244,583    1,381,987   3,270,958     1,121,842    940,847      2,730      59,338
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
Interest Expense and Other        82,896       92,377       91,972     267,245       540,965     81,255     40,047      38,256
Expenses
Interest Expense BAI                   0            0            0           0             0          0          0           0
Banking Fees - Default                 0            0            0           0             0          0          0           0
Interest Term Loan                     0            0            0           0             0          0          0           0
Discontinued Operations Exp            0            0            0           0             0          0          0           0
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
 Income bef. sub,OH & taxes      561,492    1,152,207    1,290,015 $ 3,003,714   $   580,877    859,592     42,777      21,082
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
Amortization of intangibles            0            0            0           0             0          0          0           0
Equity in subsidiary                   0            0            0           0             0          0          0           0
Corporate Overhead                     0            0            0           0             0          0          0           0
Management fee                         0            0            0           0             0          0          0           0
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
      Income before taxes        561,492    1,152,207    1,290,015   3,003,714       580,877    859,592     42,777      21,082
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
Income tax provision               1,000        3,000        3,000       7,000         7,000      3,000          0           0
                               ---------    ---------    --------- -----------   -----------  ---------  ---------   ---------
      Net income                 560,492    1,149,207    1,287,015   2,996,714       573,877    856,592     42,777      21,082
                               =========    =========    ========= ===========   ===========  =========  =========   =========

                                 ----------      -----------      ------   ------------     ------
                                    4TH                           % OF        1998          % OF
                                    QTR             TOTAL         SALES    CONSOLIDATED     SALES
                                 ----------      -----------      ------   ------------     ------

Net sales                        10,136,034       34,829,236      100.00    44,602,596      100.00
                                 ----------      -----------      ------   -----------      ------

Cost of sales                     6,596,450       23,125,238       66.40    29,454,119       66.04
                                 ----------      -----------      ------   -----------      ------
      Gross profit                3,539,584       11,703,998       33.60    15,148,477       33.96
                                 ----------      -----------      ------   -----------      ------
Selling expenses                  1,104,287        3,892,544       11.18     5,242,094       11.75
General & administrative          1,437,841        5,692,156       16.34     6,511,585       14.60
                                 ----------      -----------      ------   -----------      ------
    Total S,G & A                 2,542,128        9,584,700       27.52    11,753,679       26.35
                                 ----------      -----------      ------   -----------      ------
      Operating income              997,456        2,119,298        6.08     3,394,798        7.61
                                 ----------      -----------      ------   -----------      ------
Interest Expense and Other          159,558          700,524        2.01     1,012,008        2.27
Expenses
Interest Expense BAI                      0                0        0.00       610,949        1.37
Banking Fees - Default                    0                0        0.00       250,000        0.56
Interest Term Loan                        0                0        0.00       319,823        0.72
Discontinued Operations Exp               0                0        0.00     1,024,033        2.30
                                 ----------      -----------      ------   -----------      ------
  Income bef. sub,OH & taxes        837,897      $ 1,418,774        4.07   $ 1,399,883        3.14
                                 ----------      -----------      ------   -----------      ------
Amortization of intangibles               0                0        0.00        20,016        0.04
Equity in subsidiary                      0                0        0.00             0        0.00
Corporate Overhead                        0                0        0.00       152,330        0.34
Management fee                            0                0        0.00             0        0.00
                                 ----------      -----------      ------   -----------      ------
      Income before taxes           837,897        1,418,774        4.07     1,267,569        2.84
                                 ----------      -----------      ------   -----------      ------
Income tax provision                  3,000           10,000        0.70        10,854        0.86
                                 ----------      -----------      ------   -----------      ------
      Net income                    834,897        1,408,774        4.04     1,256,714        2.82
                                 ==========      ===========      ======   ===========      ======

                                  SCHEDULE 9.1
                                    EMPLOYEES


                 CHICAGO                             N.Y. OFFICE                               BANGLADESH - DHAKA
                 -------                             -----------                               ------------------

                 EXECUTIVES                          Cliff Uttan                               Sharif Ahmed
                 ----------                          John Nitti                                David Halder
                                                     David Pick                                MD Shahadat Hossain
                 Albert DeCarlo                      Helen Tirado                              MD Golam Rabbi
                 Ken MacFarlane                      Barbara Arlia                             Abdullah Mahamud
                 Kurt Gutfreund                      Michael Mager                             Richard Milton
                 Patricia Pierce                     Kathryn Devlin                            S. H. Khan
                 Daniel Sinnaduray                                                             Shafiquer Rahaman
                                                     SEATTLE                                   Neser-Uddin
                                                     -------                                   Amir Hossain
                 OFFICE                                                                        Abul Kalam
                 ------                              Anna Clark                                Michale Kulantono
                                                     Denny Ko                                  Ruhul Amin
                 Alexandria Schroeder                Merv Box                                  S.M. Babul
                 Andrea Landon                       Patty Barker                              M.R. Shelly
                 Andrew Shalla                       William Barry                             Kamal Ahmed
                 Arline Rogers                       Donna Battles                             Samir K. Saha
                 Arlene Bernstein                    Joyce Braunschweig                        Tashin M. Shelly
                 Aronette Espada                     Daniel Desmet                             Firoz Alam
                 Carol Gongala                       Keely Dever                               Abu Hanif
                 Denise Rix                          James Krager                              Abul Kalam Azad
                 Ericka Hall                         Dean Owens                                Anis Kal
                 Fran Pappalardo                     Joyce Palmer                              Saiful Islam
                 Gale Johnson                        Melvin Ploegman                           Faruk Ahmed
                 German Velez                        Timothy Risovi                            Saleh Ahmed
                 Giselle Thomas                      Fern Tyler                                P.V.P.A. Jayasinghe
                 Hoa Vu                                                                        J.B. Rana Sashi
                 Jamille Wilson                      SRI LANKA
                 John Severns                        ---------                                 HONG KONG
                 Julie Baro                                                                    ---------
                 Karen Williams-Aguirre              A. Thatchanamoorthy
                 Kelly Kramer                        Perera W. Janaka                          Ronald Hui Kam Tai
                 Ky Huynh                            M.C. Offen                                Chito Marcelino
                 Leslie Cohn                         Jenifer Nicholas                          Lam Kin Chi Kaser
                 Lisa Warechowicz                    Nalani Bathotuwa                          Chan Yuk Fun Debby
                 Lissette Torres                     Shanthi Weerasinghe                       Young Nga Kit
                 Magdalena Jarzebska                 G.C. Demoore                              Chan Chun Kit (Thomson)
                                                     Tyrone Fernando

                 Mahendra Shah                       Priyankara Mendis                         Lui Kat Cheing (Tommy)
                 Marie Sabatka                       P.L.A. Udayakantha                        Kwan Suk Kuen (Idy)
                 Marlisse Rosado                     C. Thushara                               Shelly Tan Shaonen
                 Mel Smith                           K.G. Gunaratne                            Wong Wai Yan
                 Nikia Carter                        M. Chandramoghan                          Ng Sui Ha
                 Nurith Landau                       Mohamed Irshad                            Ho sat Yin
                 Nyekro Kuykendall                                                             Pong Shiu Kuen
                 Paula Polizzi-Kellas                BANGLADESH - CHITTAGONG                   Yam Chun Choi
                 Pamela Cabrera                      -----------------------                   Yeung Ming Kit (Fready)
                 Ramona Strickland                                                             Li Chi Kwan
                 Raymond McCallister                 MD Haroon                                 Ng Kit Pui
                 Richard Cobbins                     MD Khurshid Alam                          Li Fu Yau Tai
                 Richard Ostrowski                   Aminul Haque                              Li Lai Yung
                 Robert Rud                          Anayet Rabbi                              Fung Siu Mei
                 Rodolfo Borja                       Lucky Ghose
                 Rosa Perez                          Ismail Hossain
                 Rosalind Young                      Sajjad Hossain
                 Rosalino Capio                      J.M.D.J. Sydney
                 Rosemary Jordan                     Noel Gunaratne
                 Sakinah Hudson
                 Sarah Thomas                        MADRAS
                 Sue Kandefer                        ------
                 Sylkia Julia
                 Tim Makinster                       G. Bhagyesh
                 Tracy Congdon

                                  SCHEDULE 12.2

                                Closing Documents

1.       Bill of Sale

2.       Assignment of Assigned Contracts

3. Resolutions of the Board of Directors of each Seller approving the Asset Purchase Agreement and the sale of the Assets, certified by an officer of each Seller.

4.       Certified copy of Certificates of Incorporation for each Seller.

5. Good standing certificates for each Seller from the jurisdiction in which it was organized and all jurisdictions in which each Seller is qualified to do business as a foreign corporation.

6. UCC-3 Termination Statements with respect to all Liens affecting the Assets in form for recordation in all jurisdictions where Financing Statements are filed.

7. Terminations of any and all recorded Liens against trademarks included in the Intellectual Property Rights.

8. The trademark assignments referred to in Section 7.12 in recordable form, or evidence of recordation thereof.

9. Assignments of all trademarks included in the Intellectual Property Rights, in recordable form.

10. Any third party consents required for consummation of the sale of the Assets by Sellers.

11.      Escrow Agreement signed by Sellers.